Exhibit 99.2

Statistical Supplement Package

(unaudited)

Fourth Quarter 2011

Ameriprise Financial, Inc.

Statistical Supplement Information

Statistical Supplement Package

(unaudited)

Fourth Quarter 2011

Consolidated Results

Ameriprise Financial, Inc.

Statistical Supplement Presentation

Fourth Quarter 2011

Ameriprise Financial, Inc. (“Ameriprise Financial” or “the Company”) prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”). Management believes that operating measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis.  Accordingly, this Statistical Supplement Package presents the Company’s operating results and related operating metrics.  Reconciliations to GAAP measures are provided on page 6 and in Exhibit B “Reconciliation of GAAP Metrics to Operating Metrics” beginning on page 46.

Management views the operating measures as a more meaningful presentation of its results for purposes of analyzing the operating performance of its segments, as well as presenting results on a basis more consistent with the economics of the businesses.  Operating measures exclude the impact of consolidating certain investment entities (“CIEs”); net realized gains or losses; market impact on variable annuity guaranteed living benefits, net of DAC and DSIC; discontinued operations; and integration and restructuring charges.  Management uses certain of these non-GAAP measures to evaluate its financial performance on a basis comparable to that used by some securities analysts and investors.

Operating earnings are adjusted to exclude the market impact on variable annuity guaranteed living benefits.  The market impact includes changes in liability values caused by changes in financial market conditions, net of changes in associated hedge asset values.  The market impact also includes certain valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“FAS 157”), including the impact on liability values of discounting projected benefits to reflect a current estimate of RiverSource Life’s nonperformance spread.  Further, the market impact is net of related impacts on DAC and DSIC amortization.  The market impact relates to guaranteed minimum accumulation benefits and non-life contingent guaranteed minimum withdrawal benefits accounted for at fair value as embedded derivatives.

In addition, management uses adjusted net pretax operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers.  In the Asset Management segment, operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and operating earnings are adjusted to exclude operating net investment income and amortization of intangibles.

Ameriprise Financial, Inc.

Consolidated GAAP Income Statements

Fourth Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$1,146	$1,137	$1,172	$1,127	$1,101	$3,784	$4,537	$(45)	(4)%	$753	20%	$(26)	(2)%
Distribution fees	385	397	416	389	371	1,447	1,573	(14)	(4)%	126	9%	(18)	(5)%
Net investment income	540	515	498	445	588	2,309	2,046	48	9%	(263)	(11)%	143	32%
Premiums	295	292	312	311	305	1,179	1,220	10	3%	41	3%	(6)	(2)%
Other revenues	206	204	236	195	228	863	863	22	11%	—	—	33	17%
Total revenues	2,572	2,545	2,634	2,467	2,593	9,582	10,239	21	1%	657	7%	126	5%
Banking and deposit interest expense	14	13	11	12	11	70	47	(3)	(21)%	(23)	(33)%	(1)	(8)%
Total net revenues	2,558	2,532	2,623	2,455	2,582	9,512	10,192	24	1%	680	7%	127	5%

Expenses
Distribution expenses	582	619	643	624	611	2,065	2,497	29	5%	432	21%	(13)	(2)%
Interest credited to fixed accounts	223	207	212	213	221	909	853	(2)	(1)%	(56)	(6)%	8	4%
Benefits, claims, losses and settlement expenses	465	382	406	257	512	1,750	1,557	47	10%	(193)	(11)%	255	99%
Amortization of deferred acquisition costs	84	116	138	318	46	127	618	(38)	(45)%	491	#	(272)	(86)%
Interest and debt expense	78	75	75	71	96	290	317	18	23%	27	9%	25	35%
General and administrative expense	758	746	750	725	744	2,737	2,965	(14)	(2)%	228	8%	19	3%
Total expenses	2,190	2,145	2,224	2,208	2,230	7,878	8,807	40	2%	929	12%	22	1%

Income from continuing operations before income tax provision	368	387	399	247	352	1,634	1,385	(16)	(4)%	(249)	(15)%	105	43%
Income tax provision	88	93	114	81	67	350	355	(21)	(24)%	5	1%	(14)	(17)%
Income from continuing operations	280	294	285	166	285	1,284	1,030	5	2%	(254)	(20)%	119	72%
Income (loss) from discontinued operations, net of tax	(26)	(71)	(4)	2	13	(24)	(60)	39	#	(36)	#	11	#
Net income	254	223	281	168	298	1,260	970	44	17%	(290)	(23)%	130	77%
Less: Net income (loss) attributable to noncontrolling interests	(26)	(18)	(28)	(105)	45	163	(106)	71	#	(269)	#	150	#
Net income attributable to Ameriprise Financial	$280	$241	$309	$273	$253	$1,097	$1,076	$(27)	(10)%	$(21)	(2)%	$(20)	(7)%

Earnings Per Share
Basic earnings per share (6)	$1.21	$1.24	$1.28	$1.14	$1.04	$4.36	$4.71	$(0.17)	(14)%	$0.35	8%	$(0.10)	(9)%
Earnings per diluted share (7)	$1.18	$1.21	$1.25	$1.12	$1.02	$4.27	$4.61	$(0.16)	(14)%	$0.34	8%	$(0.10)	(9)%

GAAP Metrics
Net revenue growth	18.6%	17.3%	6.5%	5.2%	0.9%	28.6%	7.1%	(17.7)%		(21.5)%		(4.3)%
Return on equity excluding AOCI (1)(4)	11.6%	12.3%	12.8%	12.1%	11.5%	11.6%	11.5%	(0.1)%		(0.1)%		(0.6)%
Earnings per diluted share growth	31.1%	51.3%	28.9%	(15.8)%	(13.6)%	44.7%	8.0%	(44.7)%		(36.8)%		2.2%
Pretax income margin (5)	14.4%	15.3%	15.2%	10.1%	13.6%	17.2%	13.6%	(0.8)%		(3.6)%		3.5%
Effective tax rate	24.1%	23.9%	28.7%	32.5%	19.1%	21.5%	25.6%	(5.0)%		4.1%		(13.4)%
Effective tax rate excluding CIEs (1)	22.5%	22.9%	26.8%	22.9%	21.9%	23.8%	23.8%	(0.6)%		—		(1.0)%

Ameriprise Financial shareholders’ equity	$10,725	$10,551	$10,548	$10,271	$10,317	$10,725	$10,317	$(408)	(4)%	$(408)	(4)%	$46	—
Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI (1)	$10,066	$10,033	$9,943	$9,530	$9,679	$10,066	$9,679	$(387)	(4)%	$(387)	(4)%	$149	2%
Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI - 5 point avg.	$9,667	$9,893	$9,955	$9,904	$9,850	$9,667	$9,850	$183	2%	$183	2%	$(54)	(1)%
Ameriprise Financial shareholders’ equity / outstanding shares (2)	$42.61	$42.49	$43.50	$44.18	$45.33	$42.61	$45.33	$2.72	6%	$2.72	6%	$1.15	3%
Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI / outstanding shares (3)	$39.99	$40.41	$41.00	$40.99	$42.53	$39.99	$42.53	$2.54	6%	$2.54	6%	$1.54	4%

(1)   See non-GAAP financial information on pg 36.

(2)   Calculated as Ameriprise Financial shareholders’ equity divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3)   Calculated as Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(4)   Calculated using income from continuing operations less net income (loss) attributable to noncontrolling interests for the last twelve months in the numerator and the average Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI as of the last day of the trailing four quarters and current quarter in the denominator.

(5)   Calculated as income from continuing operations before income tax provision divided by total net revenues.

(6)   Calculated as income from continuing operations less net income (loss) attributable to noncontrolling interests divided by the weighted average basic common shares outstanding.

(7)   Calculated as income from continuing operations less net income (loss) attributable to noncontrolling interests divided by the weighted average diluted common shares outstanding.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

GAAP to Operating Reconciliation

Fourth Quarter 2011

						Year-to-Date
(in millions unless otherwise noted, unaudited)	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	2010	2011

Pretax operating earnings (1)	$446	$450	$449	$322	$418	$1,574	$1,639
Income taxes, applicable to operating earnings (2)	106	109	121	71	106	386	407
Operating earnings (1)	340	341	328	251	312	1,188	1,232
Reconciling items:
Management and financial advice fees
Management fees earned by the Company from the CIEs	(10)	(10)	(10)	(9)	(20)	(38)	(49)
Net investment income
Net investment income attributable to the CIEs	24	27	17	(65)	112	275	91
Realized gains (losses)	19	1	6	(2)	1	33	6
Other revenues
Other revenues attributable to the CIEs	13	20	18	22	34	125	94
Benefits, claims, losses and settlement expenses
Market impact on Variable Annuity guaranteed living benefits	(72)	(27)	(7)	119	(152)	(9)	(67)
Amortization of deferred acquisition costs
Market impact on Variable Annuity guaranteed living benefits	29	10	—	(63)	61	(16)	8
Interest and debt expense
Interest and debt expense attributable to the CIEs	(51)	(50)	(51)	(47)	(73)	(181)	(221)
General and administrative expense
Integration and restructuring charges	(28)	(29)	(21)	(24)	(21)	(111)	(95)
General and administrative expense attributable to the CIEs	(2)	(5)	(2)	(6)	(8)	(18)	(21)
Total reconciling items from continuing operations, before income taxes	(78)	(63)	(50)	(75)	(66)	60	(254)
Income taxes, not applicable to operating earnings (3)	18	16	7	(10)	39	36	52
Total reconciling items from continuing operations, after income taxes	(60)	(47)	(43)	(85)	(27)	96	(202)
Income from continuing operations	280	294	285	166	285	1,284	1,030
Income (loss) from discontinued operations, net of tax	(26)	(71)	(4)	2	13	(24)	(60)
Net income	254	223	281	168	298	1,260	970
Less: Net income (loss) attributable to noncontrolling interests	(26)	(18)	(28)	(105)	45	163	(106)
Net income attributable to Ameriprise Financial	$280	$241	$309	$273	$253	$1,097	$1,076

(1)   See non-GAAP financial information on pg 36.

(2)   Calculated using the operating effective tax rate.

(3)   Calculated as the difference between the income tax provision on a GAAP basis and the income tax provision calculated using the operating effective tax rate.

Ameriprise Financial, Inc.

Operating Income Statements

Fourth Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$1,156	$1,147	$1,182	$1,136	$1,121	$3,822	$4,586	$(35)	(3)%	$764	20%	$(15)	(1)%
Distribution fees	385	397	416	389	371	1,447	1,573	(14)	(4)%	126	9%	(18)	(5)%
Net investment income	497	487	475	512	475	2,001	1,949	(22)	(4)%	(52)	(3)%	(37)	(7)%
Premiums	295	292	312	311	305	1,179	1,220	10	3%	41	3%	(6)	(2)%
Other revenues	193	184	218	173	194	738	769	1	1%	31	4%	21	12%
Total revenues	2,526	2,507	2,603	2,521	2,466	9,187	10,097	(60)	(2)%	910	10%	(55)	(2)%
Banking and deposit interest expense	14	13	11	12	11	70	47	(3)	(21)%	(23)	(33)%	(1)	(8)%
Operating total net revenues (1)	2,512	2,494	2,592	2,509	2,455	9,117	10,050	(57)	(2)%	933	10%	(54)	(2)%

Expenses
Distribution expenses	582	619	643	624	611	2,065	2,497	29	5%	432	21%	(13)	(2)%
Interest credited to fixed accounts	223	207	212	213	221	909	853	(2)	(1)%	(56)	(6)%	8	4%
Benefits, claims, losses and settlement expenses	393	355	399	376	360	1,741	1,490	(33)	(8)%	(251)	(14)%	(16)	(4)%
Amortization of deferred acquisition costs	113	126	138	255	107	111	626	(6)	(5)%	515	#	(148)	(58)%
Interest and debt expense	27	25	24	24	23	109	96	(4)	(15)%	(13)	(12)%	(1)	(4)%
General and administrative expense	728	712	727	695	715	2,608	2,849	(13)	(2)%	241	9%	20	3%
Operating expenses (1)	2,066	2,044	2,143	2,187	2,037	7,543	8,411	(29)	(1)%	868	12%	(150)	(7)%

Pretax operating earnings (1)	446	450	449	322	418	1,574	1,639	(28)	(6)%	65	4%	96	30%
Income tax provision	106	109	121	71	106	386	407	—	—	21	5%	35	49%
Operating earnings (1)	$340	$341	$328	$251	$312	$1,188	$1,232	$(28)	(8)%	$44	4%	$61	24%

Operating Earnings Per Share
Basic operating earnings per share (1)	$1.35	$1.36	$1.34	$1.05	$1.35	$4.62	$5.10	$—	—	$0.48	10%	$0.30	29%
Operating earnings per diluted share (1)	$1.31	$1.32	$1.31	$1.04	$1.33	$4.53	$5.00	$0.02	2%	$0.47	10%	$0.29	28%

Operating Measures

Operating total net revenue growth	19.7%	23.1%	14.5%	8.4%	(2.3)%	24.5%	10.2%	(22.0)%		(14.3)%		(10.7)%
Operating earnings per diluted share growth	42.4%	55.3%	27.2%	(23.0)%	1.5%	40.2%	10.4%	(40.9)%		(29.9)%		24.5%
Operating return on equity excluding CIEs and AOCI (1)(4)	12.9%	14.0%	14.5%	13.4%	13.1%	12.9%	13.1%	0.2%		0.2%		(0.3)%
Pretax operating margin (1)	17.8%	18.0%	17.3%	12.8%	17.0%	17.3%	16.3%	(0.8)%		(1.0)%		4.2%
Operating effective tax rate (1)	23.8%	24.2%	26.9%	22.0%	25.4%	24.5%	24.8%	1.6%		0.3%		3.4%

Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs (1)	$10,102	$10,074	$10,112	$9,819	$9,915	$10,102	$9,915	$(187)	(2)%	$(187)	(2)%	$96	1%
Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI (1)	$9,508	$9,503	$9,449	$9,150	$9,251	$9,508	$9,251	$(257)	(3)%	$(257)	(3)%	$101	1%
Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI - 5 point avg.	$9,212	$9,332	$9,397	$9,394	$9,372	$9,212	$9,372	$160	2%	$160	2%	$(22)	—
Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs / outstanding shares (2)	$40.14	$40.57	$41.70	$42.23	$43.56	$40.14	$43.56	$3.42	9%	$3.42	9%	$1.33	3%
Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI / outstanding shares (3)	$37.78	$38.27	$38.96	$39.35	$40.65	$37.78	$40.65	$2.87	8%	$2.87	8%	$1.30	3%

(1)    See non-GAAP financial information on pg 36.

(2)    Calculated as Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3)    Calculated as Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(4)    Calculated using operating earnings for the last twelve months in the numerator and the average Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2011

Summary & Highlights

Ameriprise Financial, Inc.

Highlights

Fourth Quarter 2011

								Prior Year Comparisons
(in millions, except earnings per share amounts,						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
headcount and as otherwise noted, unaudited)	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Operating Earnings Per Share
Basic operating earnings per share (1)	$1.35	$1.36	$1.34	$1.05	$1.35	$4.62	$5.10	$—	—	$0.48	10%	$0.30	29%
Operating earnings per diluted share (1)	$1.31	$1.32	$1.31	$1.04	$1.33	$4.53	$5.00	$0.02	2%	$0.47	10%	$0.29	28%

Operating Metrics
Operating total net revenue growth: Target 6 - 8%	19.7%	23.1%	14.5%	8.4%	(2.3)%	24.5%	10.2%	(22.0)%		(14.3)%		(10.7)%
Operating earnings per diluted share growth: Target 12 - 15%	42.4%	55.3%	27.2%	(23.0)%	1.5%	40.2%	10.4%	(40.9)%		(29.9)%		24.5%
Operating return on equity excluding CIEs and AOCI: Target 12 - 15% (1)(2)	12.9%	14.0%	14.5%	13.4%	13.1%	12.9%	13.1%	0.2%		0.2%		(0.3)%

Assets Under Management and Administration (3)
Advice & Wealth Management AUM	$97,514	$103,104	$105,863	$98,185	$104,683	$97,514	$104,683	$7,169	7%	$7,169	7%	$6,498	7%
Asset Management AUM	456,833	465,434	467,231	416,992	435,503	456,833	435,503	(21,330)	(5)%	(21,330)	(5)%	18,511	4%
Corporate AUM	—	—	27	23	23	—	23	23	—	23	—	—	—
Eliminations	(12,405)	(13,181)	(13,456)	(13,876)	(12,640)	(12,405)	(12,640)	(235)	(2)%	(235)	(2)%	1,236	9%
Total Assets Under Management	541,942	555,357	559,665	501,324	527,569	541,942	527,569	(14,373)	(3)%	(14,373)	(3)%	26,245	5%
Total Assets Under Administration	105,519	111,509	110,559	98,612	103,753	105,519	103,753	(1,766)	(2)%	(1,766)	(2)%	5,141	5%
Total AUM and AUA	$647,461	$666,866	$670,224	$599,936	$631,322	$647,461	$631,322	$(16,139)	(2)%	$(16,139)	(2)%	$31,386	5%

Business Metrics
Total Ameriprise client assets	$303,613	$315,387	$319,076	$293,313	$309,864	$303,613	$309,864	$6,251	2%	$6,251	2%	$16,551	6%
Total branded financial advisors	9,656	9,653	9,663	9,714	9,730	9,656	9,730	74	1%	74	1%	16	—

Net flows and net deposits
Branded advisor wrap	$1,736	$2,750	$2,345	$820	$1,350	$7,551	$7,265	$(386)	(22)%	$(286)	(4)%	$530	65%
Asset Management	(5,766)	(4,842)	450	(4,810)	4,271	(12,944)	(4,931)	10,037	#	8,013	62%	9,081	#
Annuities	177	(144)	(49)	19	69	443	(105)	(108)	(61)%	(548)	#	50	#
Variable universal life / Universal life	(45)	(63)	(47)	(49)	(38)	(173)	(197)	7	16%	(24)	(14)%	11	22%

S&P 500
Daily average	1,205	1,302	1,319	1,227	1,225	1,139	1,268	20	2%	129	11%	(2)	—
Period end	1,258	1,326	1,321	1,131	1,258	1,258	1,258	—	—	—	—	127	11%

(1)      See non-GAAP financial information on pg 36.

(2)      Calculated using operating earnings for the last twelve months in the numerator and the average Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI as of the last day of the trailing four quarters and current quarter in the denominator.

(3)      Excludes discontinued operations.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Common Share, Per Share and Capital Summary

Fourth Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions, unless otherwise noted, unaudited)	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Common shares
Beginning balance	248.7	246.7	242.9	237.1	227.2	255.1	246.7	(21.5)	(9)%	(8.4)	(3)%	(9.9)	(4)%
Repurchases	(3.8)	(6.5)	(6.0)	(9.9)	(5.5)	(13.1)	(27.9)	(1.7)	(45)%	(14.8)	#	4.4	44%
Issuances	2.0	3.1	0.2	0.2	0.5	5.5	4.0	(1.5)	(75)%	(1.5)	(27)%	0.3	#
Other	(0.2)	(0.4)	—	(0.2)	(0.3)	(0.8)	(0.9)	(0.1)	(50)%	(0.1)	(12)%	(0.1)	(50)%
Total common shares outstanding	246.7	242.9	237.1	227.2	221.9	246.7	221.9	(24.8)	(10)%	(24.8)	(10)%	(5.3)	(2)%
Nonforfeitable restricted stock units	5.0	5.4	5.4	5.3	5.7	5.0	5.7	0.7	14%	0.7	14%	0.4	8%
Total basic common shares outstanding	251.7	248.3	242.5	232.5	227.6	251.7	227.6	(24.1)	(10)%	(24.1)	(10)%	(4.9)	(2)%
Total potentially dilutive shares	6.4	5.5	5.0	3.3	4.2	6.4	4.2	(2.2)	(34)%	(2.2)	(34)%	0.9	27%
Total diluted shares	258.1	253.8	247.5	235.8	231.8	258.1	231.8	(26.3)	(10)%	(26.3)	(10)%	(4.0)	(2)%

Weighted average common shares outstanding:
Basic	252.7	251.6	245.5	238.0	230.6	257.4	241.4	(22.1)	(9)%	(16.0)	(6)%	(7.4)	(3)%
Diluted	258.9	257.7	251.0	242.0	234.5	262.3	246.3	(24.4)	(9)%	(16.0)	(6)%	(7.5)	(3)%

Capital Returned to Shareholders
Dividends paid	$45	$46	$57	$55	$54	$183	$212	$9	20%	$29	16%	$(1)	(2)%
Common stock share repurchases	$200	$395	$366	$447	$248	$573	$1,456	$48	24%	$883	#	$(199)	(45)%

Debt to Capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	17.8%	17.9%	18.1%	19.0%	18.8%	17.8%	18.8%	1.0%		1.0%		(0.2)%

Goodwill and intangible assets	$2,184	$2,184	$2,180	$2,155	$2,143	$2,184	$2,143	$(41)	(2)%	$(41)	(2)%	$(12)	(1)%

Net Investment Income
Investment income on fixed maturities (2)	$480	$470	$457	$498	$456	$1,920	$1,881	$(24)	(5)%	$(39)	(2)%	$(42)	(8)%
Realized gains (losses)	19	1	6	(2)	1	33	6	(18)	(95)%	(27)	(82)%	3	#
Affordable housing	(8)	(7)	(8)	(9)	(8)	(20)	(32)	—	—	(12)	(60)%	1	11%
Other (including seed money)	25	24	26	23	27	101	100	2	8%	(1)	(1)%	4	17%
Consolidated investment entities	24	27	17	(65)	112	275	91	88	#	(184)	(67)%	177	#
Total net investment income	$540	$515	$498	$445	$588	$2,309	$2,046	$48	9%	$(263)	(11)%	$143	32%

Allocated Equity (1)
Advice & Wealth Management	$713	$728	$772	$782	$790	$713	$790	$77	11%	$77	11%	$8	1%
Asset Management	1,924	1,911	1,954	1,948	1,922	1,924	1,922	(2)	—	(2)	—	(26)	(1)%
Annuities	2,582	2,696	2,821	3,017	2,668	2,582	2,668	86	3%	86	3%	(349)	(12)%
Protection	2,596	2,594	2,555	2,338	2,347	2,596	2,347	(249)	(10)%	(249)	(10)%	9	—
Corporate & Other	1,693	1,574	1,347	1,065	1,524	1,693	1,524	(169)	(10)%	(169)	(10)%	459	43%
Total allocated equity	$9,508	$9,503	$9,449	$9,150	$9,251	$9,508	$9,251	$(257)	(3)%	$(257)	(3)%	$101	1%

(1) Allocated equity equals Ameriprise Financial shareholders’ equity from continuing operations excluding consolidated investment entities less AOCI.  Allocated equity is not adjusted for non-operating items except for CIEs and the net of assets and liabilities held for sale.

(2) Q3 2011 includes a $43M adjustment for additional bond discount amortization investment income related to prior periods resulting from revisions to the accounting classification of certain structured securities.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Segment Summary

Fourth Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Advice & Wealth Management
Reported net revenues	$895	$914	$957	$936	$901	$3,343	$3,708	$6	1%	$365	11%	$(35)	(4)%
Realized (gains) losses	(1)	(1)	—	2	4	(1)	5	5	#	6	#	2	#
Operating total net revenues (2)	$894	$913	$957	$938	$905	$3,342	$3,713	$11	1%	$371	11%	$(33)	(4)%

Reported expenses	$798	$814	$849	$822	$822	$3,027	$3,307	$24	3%	$280	9%	$—	—
Less: integration/restructuring charges (1)	—	—	—	—	—	7	—	—	—	(7)	#	—	—
Operating expenses (2)	$798	$814	$849	$822	$822	$3,020	$3,307	$24	3%	$287	10%	$—	—

Pretax segment income	$97	$100	$108	$114	$79	$316	$401	$(18)	(19)%	$85	27%	$(35)	(31)%
Pretax operating earnings (2)	$96	$99	$108	$116	$83	$322	$406	$(13)	(14)%	$84	26%	$(33)	(28)%

Allocated equity	$713	$728	$772	$782	$790	$713	$790	$77	11%	$77	11%	$8	1%
Operating return on allocated equity (2)(3)	34.8%	39.6%	40.4%	43.0%	40.5%	34.8%	40.5%	5.7%		5.7%		(2.5)%
Pretax operating margin (2)	10.7%	10.8%	11.3%	12.4%	9.2%	9.6%	10.9%	(1.5)%		1.3%		(3.2)%

Asset Management
Reported net revenues	$774	$737	$753	$707	$703	$2,368	$2,900	$(71)	(9)%	$532	22%	$(4)	(1)%
Realized (gains) losses	(1)	—	—	(2)	(1)	(3)	(3)	—	—	—	—	1	50%
Operating total net revenues (2)	$773	$737	$753	$705	$702	$2,365	$2,897	$(71)	(9)%	$532	22%	$(3)	—

Reported expenses	$634	$630	$628	$610	$596	$2,050	$2,464	$(38)	(6)%	$414	20%	$(14)	(2)%
Less: integration/restructuring charges (4)	24	29	21	24	21	95	95	(3)	(13)%	—	—	(3)	(13)%
Operating expenses (2)	$610	$601	$607	$586	$575	$1,955	$2,369	$(35)	(6)%	$414	21%	$(11)	(2)%

Pretax segment income	$140	$107	$125	$97	$107	$318	$436	$(33)	(24)%	$118	37%	$10	10%
Pretax operating earnings (2)	$163	$136	$146	$119	$127	$410	$528	$(36)	(22)%	$118	29%	$8	7%

Allocated equity	$1,924	$1,911	$1,954	$1,948	$1,922	$1,924	$1,922	$(2)	—	$(2)	—	$(26)	(1)%
Operating return on allocated equity (2)(3)	19.7%	22.7%	21.8%	22.1%	20.6%	19.7%	20.6%	0.9%		0.9%		(1.5)%
Pretax operating margin (2)	21.1%	18.5%	19.4%	16.9%	18.1%	17.3%	18.2%	(3.0)%		0.9%		1.2%

Operating total net revenues (2)	$773	$737	$753	$705	$702	$2,365	$2,897	$(71)	(9)%	$532	22%	$(3)	—
Distribution pass thru revenues	(188)	(207)	(218)	(207)	(201)	(627)	(833)	(13)	(7)%	(206)	(33)%	6	3%
Subadvisory and other pass thru revenues	(95)	(98)	(96)	(91)	(100)	(292)	(385)	(5)	(5)%	(93)	(32)%	(9)	(10)%
Adjusted operating revenues (2)	$490	$432	$439	$407	$401	$1,446	$1,679	$(89)	(18)%	$233	16%	$(6)	(1)%

Pretax operating earnings (2)	$163	$136	$146	$119	$127	$410	$528	$(36)	(22)%	$118	29%	$8	7%
Operating net investment income (2)	(6)	(1)	(3)	4	(11)	(14)	(11)	(5)	(83)%	3	21%	(15)	#
Amortization of intangibles	10	10	10	10	10	39	40	—	—	1	3%	—	—
Adjusted operating earnings (2)	$167	$145	$153	$133	$126	$435	$557	$(41)	(25)%	$122	28%	$(7)	(5)%

Adjusted net pretax operating margin (2)	34.1%	33.6%	34.9%	32.7%	31.4%	30.1%	33.2%	(2.7)%		3.1%		(1.3)%

(1) Integration charges incurred for acquisition of HRBFA.

(2) See non-GAAP financial information on pg 36.

(3) Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(4) Integration charges incurred for acquisition of Columbia.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Segment Summary

Fourth Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Annuities
Reported net revenues	$642	$640	$666	$686	$639	$2,500	$2,631	$(3)	—	$131	5%	$(47)	(7)%
Realized (gains) losses	(3)	3	(1)	2	(5)	(9)	(1)	(2)	(67)%	8	89%	(7)	#
Operating total net revenues (2)	$639	$643	$665	$688	$634	$2,491	$2,630	$(5)	(1)%	$139	6%	$(54)	(8)%

Reported expenses	$511	$486	$523	$550	$551	$1,852	$2,110	$40	8%	$258	14%	$1	—
Less: market impact on VA guaranteed living benefits	43	17	7	(56)	91	25	59	48	#	34	#	147	#
Operating expenses (2)	$468	$469	$516	$606	$460	$1,827	$2,051	$(8)	(2)%	$224	12%	$(146)	(24)%

Pretax segment income	$131	$154	$143	$136	$88	$648	$521	$(43)	(33)%	$(127)	(20)%	$(48)	(35)%
Pretax operating earnings (2)	$171	$174	$149	$82	$174	$664	$579	$3	2%	$(85)	(13)%	$92	#

Allocated equity	$2,582	$2,696	$2,821	$3,017	$2,668	$2,582	$2,668	$86	3%	$86	3%	$(349)	(12)%
Operating return on allocated equity (2)(3)	20.3%	21.1%	21.4%	15.9%	15.8%	20.3%	15.8%	(4.5)%		(4.5)%		(0.1)%
Pretax operating margin (2)	26.8%	27.1%	22.4%	11.9%	27.4%	26.7%	22.0%	0.6%		(4.7)%		15.5%

Protection
Reported net revenues	$523	$517	$525	$501	$529	$2,047	$2,072	$6	1%	$25	1%	$28	6%
Realized (gains) losses	1	(1)	(3)	1	—	(1)	(3)	(1)	#	(2)	#	(1)	#
Operating total net revenues (2)	$524	$516	$522	$502	$529	$2,046	$2,069	$5	1%	$23	1%	$27	5%

Reported expenses	$440	$410	$435	$437	$420	$1,644	$1,702	$(20)	(5)%	$58	4%	$(17)	(4)%

Pretax segment income	$83	$107	$90	$64	$109	$403	$370	$26	31%	$(33)	(8)%	$45	70%
Pretax operating earnings (2)	$84	$106	$87	$65	$109	$402	$367	$25	30%	$(35)	(9)%	$44	68%

Allocated equity	$2,596	$2,594	$2,555	$2,338	$2,347	$2,596	$2,347	$(249)	(10)%	$(249)	(10)%	$9	—
Operating return on allocated equity (2)(3)	11.8%	11.4%	9.8%	10.1%	11.1%	11.8%	11.1%	(0.7)%		(0.7)%		1.0%
Pretax operating margin (2)	16.0%	20.5%	16.7%	12.9%	20.6%	19.6%	17.7%	4.6%		(1.9)%		7.7%

Corporate & Other
Reported net revenues	$46	$43	$59	$(49)	$139	$423	$192	$93	#	$(231)	(55)%	$188	#
CIEs net revenues	(37)	(47)	(35)	43	(146)	(400)	(185)	(109)	#	215	54%	(189)	#
Realized (gains) losses	(15)	(2)	(2)	(1)	1	(19)	(4)	16	#	15	79%	2	#
Operating total net revenues (2)	$(6)	$(6)	$22	$(7)	$(6)	$4	$3	$—	—	$(1)	(25)%	$1	14%

Reported expenses	$129	$124	$126	$115	$170	$474	$535	$41	32%	$61	13%	$55	48%
Less: CIEs expenses	63	65	63	62	101	237	291	38	60%	54	23%	39	63%
Less: integration/restructuring charges (1)	4	—	—	—	—	9	—	(4)	#	(9)	#	—	—
Operating expenses (2)	$62	$59	$63	$53	$69	$228	$244	$7	11%	$16	7%	$16	30%

Noncontrolling interests	$(26)	$(18)	$(28)	$(105)	$45	$163	$(106)	$71	#	$(269)	#	$150	#

Pretax segment loss	$(83)	$(81)	$(67)	$(164)	$(31)	$(51)	$(343)	$52	63%	$(292)	#	$133	81%
Pretax segment loss attributable to Ameriprise Financial	$(57)	$(63)	$(39)	$(59)	$(76)	$(214)	$(237)	$(19)	(33)%	$(23)	(11)%	$(17)	(29)%
Pretax operating loss (2)	$(68)	$(65)	$(41)	$(60)	$(75)	$(224)	$(241)	$(7)	(10)%	$(17)	(8)%	$(15)	(25)%

(1)   Integration charges incurred for acquisition of Columbia as well as severance and related expenses from discontinuing new sales of RiverSource variable annuities through non-Ameriprise distribution channels.

(2)   See non-GAAP financial information on pg 36.

(3)   Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2011

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Fourth Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$374	$386	$408	$401	$395	$1,370	$1,590	$21	6%	$220	16%	$(6)	(1)%
Distribution fees	453	461	484	461	443	1,696	1,849	(10)	(2)%	153	9%	(18)	(4)%
Net investment income	62	63	61	73	64	272	261	2	3%	(11)	(4)%	(9)	(12)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	19	16	15	15	15	71	61	(4)	(21)%	(10)	(14)%	—	—
Total revenues	908	926	968	950	917	3,409	3,761	9	1%	352	10%	(33)	(3)%
Banking and deposit interest expense	14	13	11	12	12	67	48	(2)	(14)%	(19)	(28)%	—	—
Operating total net revenues (1)	894	913	957	938	905	3,342	3,713	11	1%	371	11%	(33)	(4)%

Expenses
Distribution expenses (4)	536	541	574	547	541	1,954	2,203	5	1%	249	13%	(6)	(1)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense (4)	262	273	275	275	281	1,066	1,104	19	7%	38	4%	6	2%
Operating expenses (1)	798	814	849	822	822	3,020	3,307	24	3%	287	10%	—	—
Pretax operating earnings (1)	$96	$99	$108	$116	$83	$322	$406	$(13)	(14)%	$84	26%	$(33)	(28)%

Pretax segment income	$97	$100	$108	$114	$79	$316	$401	$(18)	(19)%	$85	27%	$(35)	(31)%

Margins
Pretax segment margin	10.8%	10.9%	11.3%	12.2%	8.8%	9.5%	10.8%	(2.0)%		1.3%		(3.4)%
Pretax operating margin (1)	10.7%	10.8%	11.3%	12.4%	9.2%	9.6%	10.9%	(1.5)%		1.3%		(3.2)%

Return on Equity
Allocated equity	$713	$728	$772	$782	$790	$713	$790	$77	11%	$77	11%	$8	1%
Return on allocated equity (1)(2)	34.5%	39.9%	40.9%	43.2%	40.4%	34.5%	40.4%	5.9%		5.9%		(2.8)%
Operating return on allocated equity (1)(3)	34.8%	39.6%	40.4%	43.0%	40.5%	34.8%	40.5%	5.7%		5.7%		(2.5)%

On-balance sheet deposits	$8,489	$8,606	$8,980	$9,294	$9,482	$8,489	$9,482	$993	12%	$993	12%	$188	2%

(1)             See non-GAAP financial information on pg 36.

(2)             Calculated using net income subject to the quarterly effective tax rate excluding CIEs for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)             Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(4)             In the 4th quarter of 2010 a year-to-date adjustment was made to reclass $9M of compensation from general and administrative expense to distribution expense.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Fourth Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Product Information
Certificates and Banking - Combined
Pretax operating earnings (1)	$27	$21	$21	$35	$24	$99	$101	$(3)	(11)%	$2	2%	$(11)	(31)%
Allocated equity	$463	$478	$523	$534	$542	$463	$542	$79	17%	$79	17%	$8	1%
Operating return on allocated equity (1)(2)	16.6%	15.7%	14.5%	16.2%	15.1%	16.6%	15.1%	(1.5)%		(1.5)%		(1.1)%

Wealth Management & Distribution
Pretax operating earnings (1)	$69	$78	$87	$81	$59	$223	$305	$(10)	(14)%	$82	37%	$(22)	(27)%
Allocated equity	$250	$250	$249	$248	$248	$250	$248	$(2)	(1)%	$(2)	(1)%	$—	—
Operating return on allocated equity (1)(2)	68.0%	83.7%	89.4%	95.9%	92.3%	68.0%	92.3%	24.3%		24.3%		(3.6)%

Financial Plans
Branded financial plan net cash sales	$57	$53	$55	$51	$59	$208	$218	$2	4%	$10	5%	$8	16%

Financial Advisors
Employee advisors	2,168	2,140	2,146	2,182	2,230	2,168	2,230	62	3%	62	3%	48	2%
Franchisee advisors	7,488	7,513	7,517	7,532	7,500	7,488	7,500	12	—	12	—	(32)	—
Total branded financial advisors	9,656	9,653	9,663	9,714	9,730	9,656	9,730	74	1%	74	1%	16	—

Operating total net revenues (1) per financial advisor (in thousands) (3)	$93	$95	$99	$97	$93	$342	$384	$—	—	$42	12%	$(4)	(4)%

Advisor Retention
Employee	82.3%	86.6%	89.4%	90.5%	91.5%	82.3%	91.5%	9.2%		9.2%		1.0%
Franchisee	93.4%	94.1%	94.2%	94.6%	94.6%	93.4%	94.6%	1.2%		1.2%		—

Total Client Assets (at period end)	$303,613	$315,387	$319,076	$293,313	$309,864	$303,613	$309,864	$6,251	2%	$6,251	2%	$16,551	6%

Total Wrap Accounts
Beginning assets	$91,101	$97,514	$103,104	$105,863	$96,947	$81,252	$97,514	$5,846	6%	$16,262	20%	$(8,916)	(8)%
Net flows	1,736	2,750	2,345	820	1,350	7,551	7,265	(386)	(22)%	(286)	(4)%	530	65%
Market appreciation (depreciation) and other	4,677	2,840	414	(9,736)	5,088	8,711	(1,394)	411	9%	(10,105)	#	14,824	#
Total wrap ending assets	$97,514	$103,104	$105,863	$96,947	$103,385	$97,514	$103,385	$5,871	6%	$5,871	6%	$6,438	7%

(1)             See non-GAAP financial information on pg 36.

(2)             Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)             Year-to-date is sum of current and prior quarters for the year under review.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2011

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

Fourth Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$650	$620	$627	$599	$588	$1,979	$2,434	$(62)	(10)%	$455	23%	$(11)	(2)%
Distribution fees	109	115	123	108	104	358	450	(5)	(5)%	92	26%	(4)	(4)%
Net investment income	6	1	3	(4)	11	14	11	5	83%	(3)	(21)%	15	#
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	8	2	—	3	—	15	5	(8)	#	(10)	(67)%	(3)	#
Total revenues	773	738	753	706	703	2,366	2,900	(70)	(9)%	534	23%	(3)	—
Banking and deposit interest expense	—	1	—	1	1	1	3	1	—	2	#	—	—
Operating total net revenues (1)	773	737	753	705	702	2,365	2,897	(71)	(9)%	532	22%	(3)	—

Expenses
Distribution expenses	227	258	260	258	250	734	1,026	23	10%	292	40%	(8)	(3)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	4	4	6	5	4	20	19	—	—	(1)	(5)%	(1)	(20)%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	379	339	341	323	321	1,201	1,324	(58)	(15)%	123	10%	(2)	(1)%
Operating expenses (1)	610	601	607	586	575	1,955	2,369	(35)	(6)%	414	21%	(11)	(2)%
Pretax operating earnings (1)	$163	$136	$146	$119	$127	$410	$528	$(36)	(22)%	$118	29%	$8	7%

Pretax segment income	$140	$107	$125	$97	$107	$318	$436	$(33)	(24)%	$118	37%	$10	10%

Margins
Pretax segment margin	18.1%	14.5%	16.6%	13.7%	15.2%	13.4%	15.0%	(2.9)%		1.6%		1.5%
Pretax operating margin (1)	21.1%	18.5%	19.4%	16.9%	18.1%	17.3%	18.2%	(3.0)%		0.9%		1.2%

Operating total net revenues (1)	$773	$737	$753	$705	$702	$2,365	$2,897	$(71)	(9)%	$532	22%	$(3)	—
Distribution pass thru revenues	(188)	(207)	(218)	(207)	(201)	(627)	(833)	(13)	(7)%	(206)	(33)%	6	3%
Subadvisory and other pass thru revenues	(95)	(98)	(96)	(91)	(100)	(292)	(385)	(5)	(5)%	(93)	(32)%	(9)	(10)%
Adjusted operating revenues (1)	$490	$432	$439	$407	$401	$1,446	$1,679	$(89)	(18)%	$233	16%	$(6)	(1)%

Pretax operating earnings (1)	$163	$136	$146	$119	$127	$410	$528	$(36)	(22)%	$118	29%	$8	7%
Operating net investment income (1)	(6)	(1)	(3)	4	(11)	(14)	(11)	(5)	(83)%	3	21%	(15)	#
Amortization of intangibles	10	10	10	10	10	39	40	—	—	1	3%	—	—
Adjusted operating earnings (1)	$167	$145	$153	$133	$126	$435	$557	$(41)	(25)%	$122	28%	$(7)	(5)%

Adjusted net pretax operating margin (1)	34.1%	33.6%	34.9%	32.7%	31.4%	30.1%	33.2%	(2.7)%		3.1%		(1.3)%

Return on Equity
Allocated equity	$1,924	$1,911	$1,954	$1,948	$1,922	$1,924	$1,922	$(2)	—	$(2)	—	$(26)	(1)%
Return on allocated equity (1)(2)	15.3%	17.8%	18.5%	18.5%	17.2%	15.3%	17.2%	1.9%		1.9%		(1.3)%
Operating return on allocated equity (1)(3)	19.7%	22.7%	21.8%	22.1%	20.6%	19.7%	20.6%	0.9%		0.9%		(1.5)%

(1)        See non-GAAP financial information on pg 36.

(2)        Calculated using net income subject to the quarterly effective tax rate excluding CIEs for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment

Fourth Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Total Managed Asset Net Flows
Columbia managed asset net flows	$(5,198)	$(1,982)	$(246)	$(4,063)	$(8,426)	$(12,327)	$(14,717)	$(3,228)	(62)%	$(2,390)	(19)%	$(4,363)	#
Threadneedle managed asset net flows	(578)	(2,968)	1,694	(756)	12,612	(506)	10,582	13,190	#	11,088	#	13,368	#
Less: Sub-advised eliminations	10	108	(998)	9	85	(111)	(796)	75	#	(685)	#	76	#
Total managed asset net flows	$(5,766)	$(4,842)	$450	$(4,810)	$4,271	$(12,944)	$(4,931)	$10,037	#	$8,013	62%	$9,081	#

Total Managed Assets Reconciliations
Columbia managed assets	$355,489	$362,960	$362,044	$324,654	$326,119	$355,489	$326,119	$(29,370)	(8)%	$(29,370)	(8)%	$1,465	—
Threadneedle managed assets	105,648	106,765	110,402	96,465	113,573	105,648	113,573	7,925	8%	7,925	8%	17,108	18%
Less: Sub-advised eliminations	(4,304)	(4,291)	(5,215)	(4,127)	(4,189)	(4,304)	(4,189)	115	3%	115	3%	(62)	(2)%
Total managed assets	$456,833	$465,434	$467,231	$416,992	$435,503	$456,833	$435,503	$(21,330)	(5)%	$(21,330)	(5)%	$18,511	4%

Total Managed Assets by Type
Equity	$237,120	$247,257	$247,552	$198,911	$209,933	$237,120	$209,933	$(27,187)	(11)%	$(27,187)	(11)%	$11,022	6%
Fixed income	189,545	188,149	190,350	190,025	196,542	189,545	196,542	6,997	4%	6,997	4%	6,517	3%
Money market	6,597	6,389	6,267	6,258	7,465	6,597	7,465	868	13%	868	13%	1,207	19%
Alternative	11,309	10,959	10,725	10,117	9,271	11,309	9,271	(2,038)	(18)%	(2,038)	(18)%	(846)	(8)%
Hybrid and other	12,262	12,680	12,337	11,681	12,292	12,262	12,292	30	—	30	—	611	5%
Total managed assets by type	$456,833	$465,434	$467,231	$416,992	$435,503	$456,833	$435,503	$(21,330)	(5)%	$(21,330)	(5)%	$18,511	4%

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

Fourth Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Columbia Managed Assets Rollforward
Retail Funds
Beginning assets	$205,230	$218,460	$226,442	$225,368	$194,130	$76,860	$218,460	$(11,100)	(5)%	$141,600	#	$(31,238)	(14)%
Mutual fund inflows	9,096	11,395	9,708	9,639	8,451	25,756	39,193	(645)	(7)%	13,437	52%	(1,188)	(12)%
Mutual fund outflows	(12,040)	(12,642)	(11,928)	(12,349)	(11,702)	(35,381)	(48,621)	338	3%	(13,240)	(37)%	647	5%
Net VP/VIT fund flows	711	381	394	388	417	1,536	1,580	(294)	(41)%	44	3%	29	7%
Net new flows	(2,233)	(866)	(1,826)	(2,322)	(2,834)	(8,089)	(7,848)	(601)	(27)%	241	3%	(512)	(22)%
Reinvested dividends	1,350	328	2,083	384	1,963	2,851	4,758	613	45%	1,907	67%	1,579	#
Net flows	(883)	(538)	257	(1,938)	(871)	(5,238)	(3,090)	12	1%	2,148	41%	1,067	55%
Distributions	(1,860)	(556)	(2,520)	(579)	(2,559)	(3,870)	(6,214)	(699)	(38)%	(2,344)	(61)%	(1,980)	#
Market appreciation (depreciation) and other (1)	15,973	9,076	1,189	(28,721)	14,143	150,708	(4,313)	(1,830)	(11)%	(155,021)	#	42,864	#
Total ending assets	218,460	226,442	225,368	194,130	204,843	218,460	204,843	(13,617)	(6)%	(13,617)	(6)%	10,713	6%

% of total retail assets sub-advised	18.4%	18.5%	18.3%	18.3%	18.2%	18.4%	18.2%	(0.2)%		(0.2)%		(0.1)%

Institutional
Beginning assets	131,822	127,211	127,105	127,450	121,771	62,496	127,211	(10,051)	(8)%	64,715	#	(5,679)	(4)%
Net flows	(3,978)	(1,010)	(239)	(1,966)	(6,588)	(7,072)	(9,803)	(2,610)	(66)%	(2,731)	(39)%	(4,622)	#
Market appreciation (depreciation) and other (2)(3)(4)	(633)	904	584	(3,713)	(1,892)	71,787	(4,117)	(1,259)	#	(75,904)	#	1,821	49%
Total ending assets	127,211	127,105	127,450	121,771	113,291	127,211	113,291	(13,920)	(11)%	(13,920)	(11)%	(8,480)	(7)%

Alternative
Beginning assets	10,122	9,971	9,615	9,446	8,955	9,791	9,971	(1,167)	(12)%	180	2%	(491)	(5)%
Net flows	(337)	(434)	(264)	(159)	(967)	(17)	(1,824)	(630)	#	(1,807)	#	(808)	#
Market appreciation (depreciation) and other	186	78	95	(332)	136	197	(23)	(50)	(27)%	(220)	#	468	#
Total ending assets	9,971	9,615	9,446	8,955	8,124	9,971	8,124	(1,847)	(19)%	(1,847)	(19)%	(831)	(9)%

Other and Eliminations	(153)	(202)	(220)	(202)	(139)	(153)	(139)	14	9%	14	9%	63	31%
Total Columbia managed assets	$355,489	$362,960	$362,044	$324,654	$326,119	$355,489	$326,119	$(29,370)	(8)%	$(29,370)	(8)%	$1,465	—

Total Columbia net flows	$(5,198)	$(1,982)	$(246)	$(4,063)	$(8,426)	$(12,327)	$(14,717)	$(3,228)	(62)%	$(2,390)	(19)%	$(4,363)	#

(1)        Included in Market appreciation (depreciation) and other for Retail funds in the 2nd quarter of 2010 are $118.1B due to the acquisition of Columbia Management, including $3 billion of assets that were transferred to RiverSource Sub-advised through the modification of the Portfolio Navigator program, and an additional $13.1B of PN related assets sub-advised by others.

(2)        Included in Market appreciation (depreciation) and other for Institutional funds in the 2nd quarter of 2010 are $68.4B due to the acquisition of Columbia Management.

(3)        Included in Market appreciation (depreciation) and other for Institutional funds for all periods shown are changes in assets related to corporate capital decisions including share repurchases, debt repurchases, equity issuance, debt issuance, acquisitions and divestitures.

(4)        Included in Market appreciation (depreciation) and other, for Institutional funds in the 3rd quarter of 2010 and the 4th quarter of 2011, are ($126M) and ($4.7B) respectively, due to the transfer of assets from Separately Managed Accounts (SMAs) to Unified Managed Accounts (UMAs).

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

Fourth Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Threadneedle Managed Assets Rollforward
Retail Funds

Beginning assets	$30,673	$33,394	$34,275	$36,638	$30,097	$29,090	$33,394	$(576)	(2)%	$4,304	15%	$(6,541)	(18)%
Mutual fund inflows	3,632	4,129	5,181	4,304	3,530	13,541	17,144	(102)	(3)%	3,603	27%	(774)	(18)%
Mutual fund outflows	(2,394)	(4,714)	(3,277)	(5,498)	(3,041)	(11,805)	(16,530)	(647)	(27)%	(4,725)	(40)%	2,457	45%
Net new flows	1,238	(585)	1,904	(1,194)	489	1,736	614	(749)	(61)%	(1,122)	(65)%	1,683	#
Reinvested dividends	55	16	55	13	84	126	168	29	53%	42	33%	71	#
Net flows	1,293	(569)	1,959	(1,181)	573	1,862	782	(720)	(56)%	(1,080)	(58)%	1,754	#
Distributions	(161)	(56)	(162)	(180)	(213)	(412)	(611)	(52)	(32)%	(199)	(48)%	(33)	(18)%
Market appreciation (depreciation)	1,694	499	330	(4,550)	1,296	3,419	(2,425)	(398)	(23)%	(5,844)	#	5,846	#
Foreign currency translation (1)	(240)	888	(14)	(915)	(128)	(1,147)	(169)	112	47%	978	85%	787	86%
Other	135	119	250	285	184	582	838	49	36%	256	44%	(101)	(35)%
Total ending assets	33,394	34,275	36,638	30,097	31,809	33,394	31,809	(1,585)	(5)%	(1,585)	(5)%	1,712	6%

Institutional
Beginning assets	69,795	70,916	71,146	72,485	65,206	66,934	70,916	(4,589)	(7)%	3,982	6%	(7,279)	(10)%
Net flows	(1,769)	(2,364)	(141)	414	12,109	(2,151)	10,018	13,878	#	12,169	#	11,695	#
Market appreciation (depreciation)	2,876	291	812	(6,171)	3,211	6,749	(1,857)	335	12%	(8,606)	#	9,382	#
Foreign currency translation (1)	(473)	1,896	78	(1,957)	(373)	(2,444)	(356)	100	21%	2,088	85%	1,584	81%
Other	487	407	590	435	464	1,828	1,896	(23)	(5)%	68	4%	29	7%
Total ending assets	70,916	71,146	72,485	65,206	80,617	70,916	80,617	9,701	14%	9,701	14%	15,411	24%

Alternative
Beginning assets	1,383	1,338	1,344	1,279	1,162	1,799	1,338	(221)	(16)%	(461)	(26)%	(117)	(9)%
Net flows	(102)	(35)	(124)	11	(70)	(217)	(218)	32	31%	(1)	—	(81)	#
Market appreciation (depreciation)	51	(10)	32	(103)	(4)	(229)	(85)	(55)	#	144	63%	99	96%
Foreign currency translation (1)	(7)	35	6	(39)	(3)	(68)	(1)	4	57%	67	99%	36	92%
Other	13	16	21	14	62	53	113	49	#	60	#	48	#
Total ending assets	1,338	1,344	1,279	1,162	1,147	1,338	1,147	(191)	(14)%	(191)	(14)%	(15)	(1)%

Total Threadneedle managed assets	$105,648	$106,765	$110,402	$96,465	$113,573	$105,648	$113,573	$7,925	8%	$7,925	8%	$17,108	18%

Total Threadneedle net flows	$(578)	$(2,968)	$1,694	$(756)	$12,612	$(506)	$10,582	$13,190	#	$11,088	#	$13,368	#

(1) Amounts represent British Pound to US dollar conversion.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

Fourth Quarter 2011

Mutual Fund Rankings in top 2 Lipper Quartiles

		2 Qtr 2011	3 Qtr 2011	4 Qtr 2011
Domestic Equity
Equal weighted	1 year	72%	54%	37%
	3 year	59%	48%	48%
	5 year	67%	66%	61%
Asset weighted	1 year	62%	56%	38%
	3 year	64%	60%	39%
	5 year	71%	60%	58%
International Equity
Equal weighted	1 year	39%	33%	61%
	3 year	38%	41%	65%
	5 year	50%	50%	50%
Asset weighted	1 year	8%	18%	71%
	3 year	56%	61%	77%
	5 year	63%	66%	65%
Taxable Fixed Income
Equal weighted	1 year	65%	70%	85%
	3 year	68%	58%	55%
	5 year	68%	68%	68%
Asset weighted	1 year	74%	85%	93%
	3 year	68%	56%	64%
	5 year	73%	73%	73%
Tax Exempt Fixed Income
Equal weighted	1 year	100%	100%	95%
	3 year	100%	100%	85%
	5 year	94%	95%	95%
Asset weighted	1 year	100%	100%	85%
	3 year	100%	100%	84%
	5 year	99%	99%	99%
Asset Allocation Funds
Equal weighted	1 year	71%	95%	86%
	3 year	57%	57%	48%
	5 year	57%	57%	57%
Asset weighted	1 year	79%	92%	85%
	3 year	88%	88%	79%
	5 year	87%	88%	88%

Number of funds with 4 or 5 Morningstar star ratings
Overall		52	54	52
3 year		46	48	46
5 year		47	46	49

Percent of funds with 4 or 5 Morningstar star ratings
Overall		45%	46%	44%
3 year		40%	41%	39%
5 year		42%	41%	44%

Percent of assets with 4 or 5 Morningstar star ratings
Overall		53%	58%	59%
3 year		44%	39%	40%
5 year		38%	41%	42%

Beginning in the second quarter of 2011, mutual fund performance rankings are based on the performance of Class Z fund shares for Columbia branded mutual funds.  In instances where a fund’s Class Z shares do not have a full one, three or five year track record, performance for an older share class of the same fund, typically Class A shares, is utilized for the period before Class Z shares were launched.  No adjustments to the historical track records are made to account for differences in fund expenses between share classes of a fund.

Equal Weighted Rankings in Top 2 Quartiles:  Counts the number of funds with above median ranking divided by the total number of funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles:  Sums the total assets of the funds with above median ranking (using Class Z and appended Class Z) divided by total assets of all funds.  Funds with more assets will receive a greater share of the total percentage above or below median.

Aggregated data includes all Columbia branded mutual funds.

Data not shown prior to second quarter 2011.  History will be built using the new format going forward.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

Fourth Quarter 2011

Retail Fund Rankings in Top 2 Morningstar Quartiles or Above Index Benchmark

		2 Qtr 2011	3 Qtr 2011	4 Qtr 2011
Equity
Equal weighted	1 year	83%	65%	65%
	3 year	75%	78%	72%
	5 year	86%	86%	86%
Asset weighted	1 year	83%	67%	68%
	3 year	85%	82%	76%
	5 year	96%	90%	86%

Fixed Income
Equal weighted	1 year	56%	64%	69%
	3 year	77%	69%	77%
	5 year	73%	73%	82%
Asset weighted	1 year	52%	58%	69%
	3 year	92%	62%	75%
	5 year	83%	91%	97%

Allocation (Managed) Funds
Equal weighted	1 year	67%	50%	33%
	3 year	100%	83%	67%
	5 year	100%	100%	100%
Asset weighted	1 year	82%	54%	14%
	3 year	100%	87%	49%
	5 year	100%	100%	100%

The performance of each fund is measured on a consistent basis against the most appropriate benchmark - a peer group of similar funds or an index.

Equal weighted:  Counts the number of funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total number of funds.  Asset size is not a factor.

Asset weighted:  Sums the assets of the funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total sum of assets in the funds.  Funds with more assets will receive a greater share of the total percentage above or below median or index.

Aggregated Allocation (Managed) Funds include funds that invest in other funds of the Threadneedle range including those funds that invest in both equity and fixed income.

Aggregated Threadneedle data includes funds on the Threadneedle platform sub-advised by Columbia as well as advisors not affiliated with Ameriprise Financial, Inc.

Data not shown prior to second quarter 2011.  History will be built using the new format going forward.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2011

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

Fourth Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$150	$155	$161	$152	$154	$546	$622	$4	3%	$76	14%	$2	1%
Distribution fees	73	76	80	80	76	284	312	3	4%	28	10%	(4)	(5)%
Net investment income	329	323	308	344	304	1,309	1,279	(25)	(8)%	(30)	(2)%	(40)	(12)%
Premiums	34	34	49	44	34	150	161	—	—	11	7%	(10)	(23)%
Other revenues	53	55	67	68	66	202	256	13	25%	54	27%	(2)	(3)%
Total revenues	639	643	665	688	634	2,491	2,630	(5)	(1)%	139	6%	(54)	(8)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues (1)	639	643	665	688	634	2,491	2,630	(5)	(1)%	139	6%	(54)	(8)%

Expenses
Distribution expenses	67	76	81	83	75	268	315	8	12%	47	18%	(8)	(10)%
Interest credited to fixed accounts	188	172	177	177	185	762	711	(3)	(2)%	(51)	(7)%	8	5%
Benefits, claims, losses and settlement expenses	102	96	120	95	94	682	405	(8)	(8)%	(277)	(41)%	(1)	(1)%
Amortization of deferred acquisition costs	58	73	82	198	53	(92)	406	(5)	(9)%	498	#	(145)	(73)%
Interest and debt expense	—	—	—	1	—	2	1	—	—	(1)	(50)%	(1)	#
General and administrative expense	53	52	56	52	53	205	213	—	—	8	4%	1	2%
Operating expenses (1)	468	469	516	606	460	1,827	2,051	(8)	(2)%	224	12%	(146)	(24)%
Pretax operating earnings (1)	$171	$174	$149	$82	$174	$664	$579	$3	2%	$(85)	(13)%	$92	#

Pretax segment income	$131	$154	$143	$136	$88	$648	$521	$(43)	(33)%	$(127)	(20)%	$(48)	(35)%

Margins
Pretax segment margin	20.4%	24.1%	21.5%	19.8%	13.8%	25.9%	19.8%	(6.6)%		(6.1)%		(6.0)%
Pretax operating margin (1)	26.8%	27.1%	22.4%	11.9%	27.4%	26.7%	22.0%	0.6%		(4.7)%		15.5%

Return on Equity
Allocated equity	$2,582	$2,696	$2,821	$3,017	$2,668	$2,582	$2,668	$86	3%	$86	3%	$(349)	(12)%
Return on allocated equity (1)(2)	20.0%	20.6%	19.8%	15.7%	14.4%	20.0%	14.4%	(5.6)%		(5.6)%		(1.3)%
Operating return on allocated equity (1)(3)	20.3%	21.1%	21.4%	15.9%	15.8%	20.3%	15.8%	(4.5)%		(4.5)%		(0.1)%

Market impact on variable annuity guaranteed living benefits (4)
FAS 157 valuation impact	$(45)	$(7)	$18	$221	$(48)	$(5)	$184	$(3)	(7)%	$189	#	$(269)	#
Other	2	(10)	(25)	(165)	(43)	(20)	(243)	(45)	#	(223)	#	122	74%
Total VA guaranteed living benefit impact excluded from operating earnings	$(43)	$(17)	$(7)	$56	$(91)	$(25)	$(59)	$(48)	#	$(34)	#	$(147)	#

Total annuity net flows	$177	$(144)	$(49)	$19	$69	$443	$(105)	$(108)	(61)%	$(548)	#	$50	#

(1)           See non-GAAP financial information on pg 36.

(2)           Calculated using net income subject to the quarterly effective tax rate excluding CIEs for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)           Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(4)           Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only, net of DAC and DSIC.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Annuities Segment

Fourth Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%

Product Information
Variable Annuities
Pretax operating earnings (1)	$105	$103	$85	$18	$129	$300	$335	$24	23%	$35	12%	$111	#
Allocated equity	$1,261	$1,274	$1,409	$1,624	$1,235	$1,261	$1,235	$(26)	(2)%	$(26)	(2)%	$(389)	(24)%
Operating return on allocated equity (1)(2)	20.7%	21.7%	22.6%	17.5%	18.4%	20.7%	18.4%	(2.3)%		(2.3)%		0.9%

Fixed Annuities (3)
Pretax operating earnings (1)	$66	$71	$64	$64	$45	$364	$244	$(21)	(32)%	$(120)	(33)%	$(19)	(30)%
Allocated equity	$1,321	$1,422	$1,412	$1,393	$1,433	$1,321	$1,433	$112	8%	$112	8%	$40	3%
Operating return on allocated equity (1)(2)	19.9%	20.6%	20.3%	14.4%	13.2%	19.9%	13.2%	(6.7)%		(6.7)%		(1.2)%

Variable Annuities Rollforward
Beginning balance	$58,974	$62,637	$64,741	$65,223	$58,934	$55,106	$62,637	$(40)	—	$7,531	14%	$(6,289)	(10)%
Deposits	1,865	1,604	1,688	1,554	1,553	6,187	6,399	(312)	(17)%	212	3%	(1)	—
Withdrawals and terminations	(1,464)	(1,500)	(1,525)	(1,375)	(1,326)	(5,005)	(5,726)	138	9%	(721)	(14)%	49	4%
Net flows	401	104	163	179	227	1,182	673	(174)	(43)%	(509)	(43)%	48	27%
Investment performance and interest credited	3,262	2,000	319	(6,468)	3,182	6,436	(967)	(80)	(2)%	(7,403)	#	9,650	#
Other	—	—	—	—	—	(87)	—	—	—	87	#	—	—
Total ending balance - contract accumulation values	$62,637	$64,741	$65,223	$58,934	$62,343	$62,637	$62,343	$(294)	—	$(294)	—	$3,409	6%

Variable annuities fixed sub-accounts	$4,864	$4,790	$4,750	$4,797	$4,847	$4,864	$4,847	$(17)	—	$(17)	—	$50	1%

Fixed Annuities Rollforward
Beginning balance	$14,527	$14,441	$14,324	$14,242	$14,210	$14,623	$14,441	$(317)	(2)%	$(182)	(1)%	$(32)	—
Deposits	96	95	121	132	144	529	492	48	50%	(37)	(7)%	12	9%
Withdrawals and terminations	(320)	(343)	(333)	(292)	(302)	(1,268)	(1,270)	18	6%	(2)	—	(10)	(3)%
Net flows	(224)	(248)	(212)	(160)	(158)	(739)	(778)	66	29%	(39)	(5)%	2	1%
Policyholder interest credited	138	131	130	128	133	557	522	(5)	(4)%	(35)	(6)%	5	4%
Other	—	—	—	—	8	—	8	8	—	8	—	8	—
Total ending balance - contract accumulation values	$14,441	$14,324	$14,242	$14,210	$14,193	$14,441	$14,193	$(248)	(2)%	$(248)	(2)%	$(17)	—

Capitalized interest	$2	$1	$2	$1	$1	$11	$5	$(1)	(50)%	$(6)	(55)%	$—	—

Payout Annuities Reserve Balance	$2,111	$2,109	$2,128	$2,135	$2,135	$2,111	$2,135	$24	1%	$24	1%	$—	—

Tax Equivalent Spread - Fixed Annuities (4)
Gross rate of return on invested assets (5)(6)	6.4%	6.3%	6.2%	6.1%	6.0%	6.3%	6.1%	(0.4)%		(0.2)%		(0.1)%
Crediting rate excluding capitalized interest	(3.8)%	(3.7)%	(3.7)%	(3.7)%	(3.7)%	(3.8)%	(3.7)%	0.1%		0.1%		—
Tax equivalent margin spread	2.6%	2.6%	2.5%	2.4%	2.3%	2.5%	2.4%	(0.3)%		(0.1)%		(0.1)%

Total Variable Annuities DAC
Beginning balance	$2,378	$2,493	$2,522	$2,515	$2,349	$2,132	$2,493	$(29)	(1)%	$361	17%	$(166)	(7)%
Capitalization	97	76	75	69	72	319	292	(25)	(26)%	(27)	(8)%	3	4%
Amortization due to market impact on VA guaranteed living benefits	29	10	—	(63)	61	(16)	8	32	#	24	#	124	#
Operating amortization per income statement	(43)	(59)	(68)	(163)	(39)	74	(329)	4	9%	(403)	#	124	76%
Other	32	2	(14)	(9)	—	(16)	(21)	(32)	#	(5)	(31)%	9	#
Total ending balance	$2,493	$2,522	$2,515	$2,349	$2,443	$2,493	$2,443	$(50)	(2)%	$(50)	(2)%	$94	4%

Total Fixed Annuities DAC
Beginning balance	$229	$272	$265	$238	$193	$301	$272	$(36)	(16)%	$(29)	(10)%	$(45)	(19)%
Capitalization	4	2	4	3	6	21	15	2	50%	(6)	(29)%	3	#
Amortization per income statement	(15)	(14)	(14)	(35)	(14)	18	(77)	1	7%	(95)	#	21	60%
Other	54	5	(17)	(13)	(1)	(68)	(26)	(55)	#	42	62%	12	92%
Total ending balance	$272	$265	$238	$193	$184	$272	$184	$(88)	(32)%	$(88)	(32)%	$(9)	(5)%

(1)      See non-GAAP financial information on pg 36.

(2)      Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)      Includes payout annuities.

(4)      Attributable to interest sensitive products only, which has been approximately 99% of the total ending fixed annuities accumulation values in the periods reported.  The asset earnings rate is a calculated yield based on specifically assigned assets.

(5)      In the 4th quarter of 2010 and in each quarter of 2011, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements.  Without these positions, the Gross rates of return on invested assets would have been 6.1%, 6.0%, 5.8%, 5.8% and 5.7% respectively.

(6)      The Gross rate of return on invested assets for the 3rd quarter 2011 is shown net of an adjustment for additional bond discount amortization investment income related to prior periods resulting from revisions to the accounting classification of certain structured securities.  Including the adjustment, the Gross rate of return on invested assets in the 3rd quarter 2011 is 7.1%.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2011

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

Fourth Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%

Operating Income Statements
Revenues
Management and financial advice fees	$15	$14	$15	$13	$14	$54	$56	$(1)	(7)%	$2	4%	$1	8%
Distribution fees	24	23	23	24	25	96	95	1	4%	(1)	(1)%	1	4%
Net investment income	108	107	109	107	103	428	426	(5)	(5)%	(2)	—	(4)	(4)%
Premiums	266	262	267	271	276	1,047	1,076	10	4%	29	3%	5	2%
Other revenues	112	110	108	87	112	422	417	—	—	(5)	(1)%	25	29%
Total revenues	525	516	522	502	530	2,047	2,070	5	1%	23	1%	28	6%
Banking and deposit interest expense	1	—	—	—	1	1	1	—	—	—	—	1	—
Operating total net revenues (1)	524	516	522	502	529	2,046	2,069	5	1%	23	1%	27	5%

Expenses
Distribution expenses	7	6	10	9	7	32	32	—	—	—	—	(2)	(22)%
Interest credited to fixed accounts	35	35	35	36	36	147	142	1	3%	(5)	(3)%	—	—
Benefits, claims, losses and settlement expenses	291	259	279	281	266	1,059	1,085	(25)	(9)%	26	2%	(15)	(5)%
Amortization of deferred acquisition costs	51	49	50	52	50	183	201	(1)	(2)%	18	10%	(2)	(4)%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	56	61	61	59	61	223	242	5	9%	19	9%	2	3%
Operating expenses (1)	440	410	435	437	420	1,644	1,702	(20)	(5)%	58	4%	(17)	(4)%
Pretax operating earnings (1)	$84	$106	$87	$65	$109	$402	$367	$25	30%	$(35)	(9)%	$44	68%

Pretax segment income	$83	$107	$90	$64	$109	$403	$370	$26	31%	$(33)	(8)%	$45	70%

Margins
Pretax segment margin	15.9%	20.7%	17.1%	12.8%	20.6%	19.7%	17.9%	4.7%		(1.8)%		7.8%
Pretax operating margin (1)	16.0%	20.5%	16.7%	12.9%	20.6%	19.6%	17.7%	4.6%		(1.9)%		7.7%

Return on Equity
Allocated equity	$2,596	$2,594	$2,555	$2,338	$2,347	$2,596	$2,347	$(249)	(10)%	$(249)	(10)%	$9	—
Return on allocated equity (1)(2)	11.9%	11.5%	10.0%	10.3%	11.4%	11.9%	11.4%	(0.5)%		(0.5)%		1.1%
Operating return on allocated equity (1)(3)	11.8%	11.4%	9.8%	10.1%	11.1%	11.8%	11.1%	(0.7)%		(0.7)%		1.0%

Product Information
Long Term Care
Pretax operating earnings (1)	$10	$9	$8	$10	$2	$36	$29	$(8)	(80)%	$(7)	(19)%	$(8)	(80)%
Allocated equity	$648	$648	$657	$441	$435	$648	$435	$(213)	(33)%	$(213)	(33)%	$(6)	(1)%
Operating return on allocated equity (1)(3)	4.3%	3.7%	3.8%	4.6%	3.9%	4.3%	3.9%	(0.4)%		(0.4)%		(0.7)%

Protection excluding Long Term Care
Pretax operating earnings (1)	$74	$97	$79	$55	$107	$366	$338	$33	45%	$(28)	(8)%	$52	95%
Allocated equity	$1,948	$1,946	$1,898	$1,897	$1,912	$1,948	$1,912	$(36)	(2)%	$(36)	(2)%	$15	1%
Operating return on allocated equity (1)(3)	14.2%	13.9%	11.8%	11.9%	13.2%	14.2%	13.2%	(1.0)%		(1.0)%		1.3%

(1)                See non-GAAP financial information on pg 36.

(2)                Calculated using net income subject to the quarterly effective tax rate excluding CIEs for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)                Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

Ameriprise Financial, Inc.

Protection Segment

Fourth Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Cash Sales
VUL / UL (1)	$54	$37	$48	$46	$51	$221	$182	$(3)	(6)%	$(39)	(18)%	$5	11%
Term and whole life	3	3	2	3	2	13	10	(1)	(33)%	(3)	(23)%	(1)	(33)%
Disability insurance	1	1	2	2	1	6	6	—	—	—	—	(1)	(50)%
Auto and home	174	185	186	199	186	716	756	12	7%	40	6%	(13)	(7)%
Total cash sales	$232	$226	$238	$250	$240	$956	$954	$8	3%	$(2)	—	$(10)	(4)%

VUL / UL Policyholder Account Balances
Beginning balance	$9,079	$9,492	$9,698	$9,694	$8,862	$8,803	$9,492	$(217)	(2)%	$689	8%	$(832)	(9)%
Premiums and deposits	241	225	225	221	231	936	902	(10)	(4)%	(34)	(4)%	10	5%
Investment performance and interest	457	269	43	(784)	393	861	(79)	(64)	(14)%	(940)	#	1,177	#
Withdrawals and surrenders	(286)	(288)	(272)	(270)	(269)	(1,109)	(1,099)	17	6%	10	1%	1	—
Other	1	—	—	1	(1)	1	—	(2)	#	(1)	#	(2)	#
Total ending balance	$9,492	$9,698	$9,694	$8,862	$9,216	$9,492	$9,216	$(276)	(3)%	$(276)	(3)%	$354	4%

Premiums by Product
Term and whole life	$13	$13	$14	$13	$13	$54	$53	$—	—	$(1)	(2)%	$—	—
Disability insurance	40	40	41	41	40	165	162	—	—	(3)	(2)%	(1)	(2)%
Long term care	31	29	29	29	31	120	118	—	—	(2)	(2)%	2	7%
Auto and home	177	175	180	184	188	690	727	11	6%	37	5%	4	2%
Intercompany premiums	5	5	3	4	4	18	16	(1)	(20)%	(2)	(11)%	—	—
Total premiums by product	$266	$262	$267	$271	$276	$1,047	$1,076	$10	4%	$29	3%	$5	2%

Auto and Home Insurance
Policy count (thousands)	650	664	677	687	696	650	696	46	7%	46	7%	9	1%
Loss ratio	96.5%	85.6%	90.9%	94.5%	81.7%	84.6%	88.1%	(14.8)%		3.5%		(12.8)%
Expense ratio	16.3%	15.4%	15.3%	15.5%	16.4%	15.4%	15.7%	0.1%		0.3%		0.9%
Combined ratio	112.8%	101.0%	106.2%	110.0%	98.1%	100.0%	103.8%	(14.7)%		3.8%		(11.9)%

DAC Rollforward
Life and Health
Beginning balance	$1,787	$1,813	$1,811	$1,791	$1,746	$1,852	$1,813	$(41)	(2)%	$(39)	(2)%	$(45)	(3)%
Capitalization	32	27	28	29	28	119	112	(4)	(13)%	(7)	(6)%	(1)	(3)%
Amortization per income statement	(36)	(34)	(35)	(38)	(34)	(129)	(141)	2	6%	(12)	(9)%	4	11%
Other	30	5	(13)	(36)	—	(29)	(44)	(30)	#	(15)	(52)%	36	#
Total ending balance	$1,813	$1,811	$1,791	$1,746	$1,740	$1,813	$1,740	$(73)	(4)%	$(73)	(4)%	$(6)	—

Life Insurance in Force	$191,819	$191,657	$191,823	$191,429	$191,262	$191,819	$191,262	$(557)	—	$(557)	—	$(167)	—

Net Amount at Risk	$48,335	$47,583	$46,883	$46,758	$45,544	$48,335	$45,544	$(2,791)	(6)%	$(2,791)	(6)%	$(1,214)	(3)%

Net Policyholder Reserves
VUL / UL	$8,517	$8,737	$8,744	$7,928	$8,290	$8,517	$8,290	$(227)	(3)%	$(227)	(3)%	$362	5%
Term and whole life	235	234	235	236	237	235	237	2	1%	2	1%	1	—
Disability insurance	504	511	517	519	521	504	521	17	3%	17	3%	2	—
Long term care and other	2,514	2,524	2,538	2,548	2,569	2,514	2,569	55	2%	55	2%	21	1%
Auto and home loss and LAE reserves	328	328	338	350	350	328	350	22	7%	22	7%	—	—
Total net policyholder reserves	$12,098	$12,334	$12,372	$11,581	$11,967	$12,098	$11,967	$(131)	(1)%	$(131)	(1)%	$386	3%

(1)      Includes lump sum deposits.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2011

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

Fourth Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$—	$—	$—	$—	$(1)	$—	$(1)	$(1)	—	$(1)	—	$(1)	—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	(7)	(7)	(6)	(7)	(7)	(21)	(27)	—	—	(6)	(29)%	—	—
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	1	1	28	—	1	28	30	—	—	2	7%	1	—
Total revenues	(6)	(6)	22	(7)	(7)	7	2	(1)	(17)%	(5)	(71)%	—	—
Banking and deposit interest expense	—	—	—	—	(1)	3	(1)	(1)	—	(4)	#	(1)	—
Operating total net revenues (1)	(6)	(6)	22	(7)	(6)	4	3	—	—	(1)	(25)%	1	14%

Expenses
Distribution expenses	1	—	1	—	—	1	1	(1)	#	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	27	25	24	23	23	107	95	(4)	(15)%	(12)	(11)%	—	—
General and administrative expense	34	34	38	30	46	120	148	12	35%	28	23%	16	53%
Operating expenses (1)	62	59	63	53	69	228	244	7	11%	16	7%	16	30%
Pretax operating loss (1)	$(68)	$(65)	$(41)	$(60)	$(75)	$(224)	$(241)	$(7)	(10)%	$(17)	(8)%	$(15)	(25)%

Pretax segment loss	$(83)	$(81)	$(67)	$(164)	$(31)	$(51)	$(343)	$52	63%	$(292)	#	$133	81%
Pretax segment loss attributable to Ameriprise Financial	$(57)	$(63)	$(39)	$(59)	$(76)	$(214)	$(237)	$(19)	(33)%	$(23)	(11)%	$(17)	(29)%

(1)  See non-GAAP financial information on pg 36.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Eliminations (1)

Fourth Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$(33)	$(28)	$(29)	$(29)	$(29)	$(127)	$(115)	$4	12%	$12	9%	$—	—
Distribution fees	(274)	(278)	(294)	(284)	(277)	(987)	(1,133)	(3)	(1)%	(146)	(15)%	7	2%
Net investment income	(1)	—	—	(1)	—	(1)	(1)	1	#	—	—	1	#
Premiums	(5)	(4)	(4)	(4)	(5)	(18)	(17)	—	—	1	6%	(1)	(25)%
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(313)	(310)	(327)	(318)	(311)	(1,133)	(1,266)	2	1%	(133)	(12)%	7	2%
Banking and deposit interest expense	(1)	(1)	—	(1)	(2)	(2)	(4)	(1)	#	(2)	#	(1)	#
Operating total net revenues (2)	(312)	(309)	(327)	(317)	(309)	(1,131)	(1,262)	3	1%	(131)	(12)%	8	3%

Expenses
Distribution expenses	(256)	(262)	(283)	(273)	(262)	(924)	(1,080)	(6)	(2)%	(156)	(17)%	11	4%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(56)	(47)	(44)	(44)	(47)	(207)	(182)	9	16%	25	12%	(3)	(7)%
Operating expenses (2)	(312)	(309)	(327)	(317)	(309)	(1,131)	(1,262)	3	1%	(131)	(12)%	8	3%
Pretax operating earnings (2)	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1)  The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

(2)  See non-GAAP financial information on pg 36.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2011

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

Fourth Quarter 2011

(in millions, unaudited)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Assets
Ameriprise Financial
Cash and cash equivalents	$2,838	$2,437	$2,528	$2,664	$2,781
Investments (1)	36,755	37,159	37,650	38,295	38,775
Separate account assets	68,330	70,260	70,763	63,237	66,780
Receivables	4,849	5,036	5,239	5,313	5,559
Deferred acquisition costs	4,619	4,638	4,582	4,324	4,402
Restricted and segregated cash and investments (1)	1,814	1,770	1,775	1,673	1,793
Other assets	4,965	5,106	5,341	7,898	7,468
Assets held for sale	173	166	162	165	—
Total Ameriprise Financial assets	124,343	126,572	128,040	123,569	127,558

Consolidated Investment Entities
Cash and cash equivalents	472	906	479	429	470
Investments	5,444	5,363	5,416	5,160	4,789
Receivables	60	84	96	51	59
Other assets	895	920	1,107	1,171	1,110
Total Consolidated Investment Entities assets	6,871	7,273	7,098	6,811	6,428
Total Assets	$131,214	$133,845	$135,138	$130,380	$133,986

Liabilities
Ameriprise Financial
Future policy benefits and claims	$30,208	$29,817	$30,002	$31,644	$31,723
Separate account liabilities	68,330	70,260	70,763	63,237	66,780
Customer deposits	8,779	8,911	9,430	9,624	9,850
Short-term borrowings	397	497	505	504	504
Long-term debt	2,317	2,298	2,332	2,404	2,393
Accounts payable and accrued expenses	1,112	861	1,045	1,005	1,048
Other liabilities	2,983	3,729	3,724	5,199	5,370
Liabilities held for sale	79	190	190	60	—
Total Ameriprise Financial liabilities	114,205	116,563	117,991	113,677	117,668

Consolidated Investment Entities
Debt	5,535	5,712	5,702	5,529	5,178
Accounts payable and accrued expenses	22	22	27	25	17
Other liabilities	167	359	190	162	100
Total Consolidated Investment Entities liabilities	5,724	6,093	5,919	5,716	5,295
Total Liabilities	119,929	122,656	123,910	119,393	122,963

Shareholders’ Equity
Ameriprise Financial
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	6,029	6,043	6,108	6,182	6,237
Retained earnings	6,190	6,385	6,629	6,842	7,045
Appropriated retained earnings of consolidated investment entities	558	530	494	380	428
Treasury stock	(2,620)	(2,952)	(3,319)	(3,772)	(4,034)
Accumulated other comprehensive income, net of tax	565	542	633	636	638
Total Ameriprise Financial shareholders’ equity	10,725	10,551	10,548	10,271	10,317

Noncontrolling interests	560	638	680	716	706
Total Equity	11,285	11,189	11,228	10,987	11,023
Total Liabilities and Shareholders’ Equity	$131,214	$133,845	$135,138	$130,380	$133,986

(1)  In the fourth quarter of 2011, segregated investments of Ameriprise's broker dealer subsidiaries were reclassified from Investments to Restricted and Segregated Cash and Investments.  All prior periods have been restated.

Ameriprise Financial, Inc.

Capital and Ratings Information

Fourth Quarter 2011

(in millions unless otherwise noted, unaudited)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Long-term Debt Summary
Senior notes	$2,003	$1,990	$2,024	$2,098	$2,099
Junior subordinated notes	308	308	308	306	294
Non-recourse debt for inverse floaters	6	—	—	—	—
Total Ameriprise Financial long-term debt	2,317	2,298	2,332	2,404	2,393
Non-recourse debt of consolidated investment entities	5,535	5,712	5,702	5,529	5,178
Total long-term debt	$7,852	$8,010	$8,034	$7,933	$7,571

Total Ameriprise Financial long-term debt	$2,317	$2,298	$2,332	$2,404	$2,393
Total non-recourse debt for inverse floaters	(6)	—	—	—	—
Fair value of hedges and unamortized discount	(53)	(40)	(74)	(148)	(149)
Total Ameriprise Financial long-term debt excluding non-recourse debt for inverse floaters, fair value of hedges and unamortized discount (1)	$2,258	$2,258	$2,258	$2,256	$2,244

Total equity (3)	$11,285	$11,189	$11,228	$10,987	$11,023
Noncontrolling interests	(560)	(638)	(680)	(716)	(706)
Total Ameriprise Financial shareholders’ equity	10,725	10,551	10,548	10,271	10,317
Assets and liabilities held for sale	(94)	24	28	(105)	—
Equity of consolidated investment entities	(529)	(501)	(464)	(347)	(402)
Total Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs (1)	$10,102	$10,074	$10,112	$9,819	$9,915

Total Ameriprise Financial capital	$13,042	$12,849	$12,880	$12,675	$12,710
Total Ameriprise Financial capital from continuing operations excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs (1)	$12,360	$12,332	$12,370	$12,075	$12,159

Debt to capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	17.8%	17.9%	18.1%	19.0%	18.8%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital from continuing operations excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs (1)	18.3%	18.3%	18.3%	18.7%	18.5%

Ratings (as of December 31, 2011 earnings release date)	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.	Fitch Ratings Ltd.
Claims Paying Ratings (2)
RiverSource Life Insurance Company	A+	AA-	Aa3	AA-
IDS Property Casualty Ins. Company	A	N/R	N/R	N/R

Debt Ratings (2)
Ameriprise Financial, Inc.	a-	A	A3	A-

(1)  See non-GAAP financial information on pg 36.

(2)  For the most current ratings information, please see the individual rating agency's website.

(3)  Includes accumulated other comprehensive income, net of tax.

N/R - Not Rated.

Ameriprise Financial, Inc.

Ameriprise Financial Investments (1)

Fourth Quarter 2011

(in millions unless otherwise noted, unaudited)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Cash and cash equivalents	$2,838	$2,437	$2,528	$2,664	$2,781

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	16,606	16,676	16,634	17,343	18,040

Residential mortgage backed securities	7,258	7,562	7,712	7,433	7,396
Commercial mortgage backed securities	4,868	4,702	4,735	4,885	4,719
Asset backed securities	2,020	2,015	2,063	2,034	1,985
Total mortgage and other asset backed securities	14,146	14,279	14,510	14,352	14,100

Other structured investments	—	—	—	—	—
State and municipal obligations	1,582	1,836	1,957	2,083	2,130
US government and agencies obligations	143	93	94	73	71
Foreign government bonds and obligations	108	108	124	127	144
Common and preferred stocks	10	10	10	8	9
Other AFS	24	28	19	26	11
Total other	1,867	2,075	2,204	2,317	2,365
Total available-for-sale securities	32,619	33,030	33,348	34,012	34,505

Commercial mortgage loans	2,615	2,582	2,560	2,555	2,624
Allowance for loan losses	(38)	(36)	(36)	(35)	(35)
Commercial mortgage loans, net	2,577	2,546	2,524	2,520	2,589

Policy loans	733	731	736	741	742
Other investments (2)	826	852	1,042	1,022	939
Total investments	36,755	37,159	37,650	38,295	38,775
Total cash, cash equivalents and investments	$39,593	$39,596	$40,178	$40,959	$41,556

Net unrealized gain Available-for-Sale Securities	$1,486	$1,391	$1,673	$2,006	$2,058

AFS Fixed Maturity Asset Quality - %
AAA	39%	39%	39%	37%	35%
AA	6%	6%	6%	6%	6%
AFS securities AA and above	45%	45%	45%	43%	41%
A	14%	14%	15%	16%	16%
BBB	35%	36%	35%	36%	38%
Below investment grade	6%	5%	5%	5%	5%
Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade Investments as a % of Total Cash and Investments	5%	5%	5%	5%	5%

(1)  Investments excluding investments of CIEs.

(2)  In the fourth quarter of 2011, segregated investments of Ameriprise’s broker dealer subsidiaries were reclassified from Investments - Trading Securities to Restricted and Segregated Cash and Investments.  In addition, Trading Securities were combined with Other Investments.  All prior periods have been restated.

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.  Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis.  Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters.  See the reconciliations on pages 46 - 49.

These non-GAAP measures include:

• Adjusted net pretax operating margin;

• Adjusted operating earnings;

• Adjusted operating revenues;

• Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI;

• Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs;

• Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI;

• Basic operating earnings per share;

• Effective tax rate excluding CIEs;

• Operating earnings (loss);

• Operating earnings per diluted share;

• Operating effective tax rate;

• Operating expenses;

• Operating net investment income;

• Operating return on allocated equity;

• Operating return on equity excluding CIEs and AOCI;

• Operating total net revenues;

• Pretax operating earnings (loss);

• Pretax operating margin;

• Return on allocated equity;

• Return on equity excluding AOCI;

• Total Ameriprise Financial capital from continuing operations excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs;

• Total Ameriprise Financial long-term debt excluding non-recourse debt for inverse floaters, fair value of hedges and unamortized discount;

• Total Ameriprise Financial long-term debt to total Ameriprise Financial capital from continuing operations excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage and banking services, primarily to retail clients through our financial advisors. Ameriprise financial advisors utilize a diversified selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on invested assets primarily from certificate and banking products. This segment earns revenues (distribution fees) for distributing non-affiliated products and earns intersegment revenues (distribution fees) for distributing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment.

Asset Management - This segment provides investment advice and investment products to retail and institutional clients. Columbia Management Investment Advisors, LLC (Columbia) predominantly provides U.S. domestic products and services and Threadneedle Asset Management Holdings Sàrl (Threadneedle) predominantly provides international investment products and services. Columbia retail products are distributed through our Advice & Wealth Management segment and also through unaffiliated third party financial institutions, including distribution through Bank of America and its affiliates. Institutional products and services are primarily sold through our institutional sales force. Threadneedle retail products are primarily distributed through third parties. Retail products include mutual funds and variable product funds underlying insurance and annuity separate accounts. Institutional asset management services are designed to meet specific client objectives and may involve a range of products including those that focus on traditional asset classes, separately managed accounts, individually managed accounts, collateralized loan obligations, hedge funds, collective funds and property funds. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by both market movements and net asset flows. In addition to the products and services provided to third party clients, management teams serving our Asset Management segment provide all intercompany asset management services. The fees for all such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides variable and fixed annuity products of RiverSource Life companies to retail clients. Prior to the fourth quarter of 2010, our variable annuity products were distributed through affiliated financial advisors as well as unaffiliated advisors through third-party distribution. During the fourth quarter of 2010, we discontinued new sales of our variable annuities in non-Ameriprise channels to further strengthen the risk and return characteristics of the business.  Our fixed annuity products are distributed through affiliated advisors as well as unaffiliated advisors through third-party distribution. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on invested assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on invested assets supporting reserves for immediate annuities and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of certain funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment offers a variety of protection products to address the protection and risk management needs of our retail clients including life, disability income and property-casualty insurance. Life and disability income products are primarily distributed through Ameriprise advisors. Our property-casualty products are sold direct, primarily through affinity relationships. We issue insurance policies through our life insurance subsidiaries and property casualty companies. The primary sources of revenues for this segment are premiums, fees, and charges we receive to assume insurance-related risk. We earn net investment income on invested assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by the Asset Management segment for marketing support and other services provided in connection with the availability of certain funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues from various investments as well as unallocated corporate expenses.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Net Pretax Operating Margin - An internal measure designed to calculate operating margins similar to how asset management companies define operating margins. A ratio representing adjusted operating earnings as a percentage of adjusted operating revenues for the asset management segment.

Adjusted Operating Earnings - Asset management segment pretax operating earnings less operating net investment income plus amortization of intangibles.

Adjusted Operating Revenues - The following is a list of items subtracted from asset management segment operating total net revenues to arrive at Adjusted Operating Revenues:  operating net investment income, pass through distribution revenue, other pass through fees and subadvisory expenses.

Allocated Equity - The internal allocation of consolidated Ameriprise Financial shareholders’ equity, excluding accumulated other comprehensive income (loss), CIEs, and the net of assets and liabilities held for sale is based on management’s best estimate of capital required by the business, and may include capital for contingencies.  Equity is allocated to our operating segments for purposes of measuring segment return on allocated equity.  Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to us and certain of our subsidiaries.  For the Corporate & Other segment, allocated equity also includes any equity available after equity has been allocated to the operating segments. Allocated equity is not adjusted for non-operating items except for CIEs and the net of assets and liabilities held for sale.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Debt Obligations (“CDO”).

Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests.

AOCI - Accumulated other comprehensive income (loss), net of tax.

Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in clients’ brokerage accounts. We generally record fees received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority.

Assets Under Management - Assets under management include assets for which we provide investment management services, such as the assets of the Columbia funds and Threadneedle funds, assets of institutional clients, and client assets held in wrap and personal trust accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries, client assets of CIEs, and bank deposits. These assets do not include assets under advisement, for which we provide model portfolios, but do not have full discretionary investment authority.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets or premiums in force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in force, but generates “fee revenue”.

Consolidated Investment Entities (“CIEs”) - CIEs include certain property and hedge funds as well as the variable interest entities required to be consolidated under current accounting standards.

DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the costs of acquiring new protection, annuity and certain mutual fund business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity, life, disability income and long term care insurance and, to a lesser extent, deferred marketing and promotion expenses on auto and home insurance and deferred distribution costs on certain mutual fund products. These costs are deferred to the extent they are recoverable from future profits.

FAS 157 Valuation Impact - The portion of the market impact on variable annuity guaranteed living benefits related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“FAS 157”) that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life’s nonperformance spread.

Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company.

Market Impact on Variable Annuity Guaranteed Living Benefits - The impact of changes in financial market conditions on benefit costs associated with variable annuity guaranteed living benefits accounted for as embedded derivatives, net of changes in associated hedge asset values and net of related impacts on DAC and DSIC amortization.  This market impact includes the FAS 157 valuation impact.

Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net New Flows - Mutual or VP/VIT fund inflows less outflows.

Operating Earnings - Net income attributable to Ameriprise Financial less integration/restructuring charges, net of tax, market impact on variable annuity guaranteed living benefits, net of tax, income (loss) from discontinued operations, net of tax and realized gains, net of tax, plus realized losses, net of tax.

Operating Expenses - Total expenses less integration/restructuring charges, market impact on variable annuity guaranteed living benefits and expense from consolidated investment entities.

Operating Net Investment Income - Net investment income minus net realized gains (losses) and net investment income from consolidated investment entities.

Operating Return on Allocated Equity - Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

Operating Total Net Revenues - Total net revenues less realized gains plus realized losses less revenue from consolidated investment entities.

Pretax Operating Earnings - Pretax segment income (loss) plus or minus net realized gains (losses) plus integration/restructuring charges plus market impact on variable annuity guaranteed living benefits minus pretax income (loss) from consolidated investment entities.

Pretax Operating Margin - A ratio representing pretax operating earnings as a percentage of total operating net revenues.

Pretax Segment Income (Loss) or Pretax Income (Loss) - Income (loss) from continuing operations before income tax provision (benefit), including net income (loss) attributable to noncontrolling interests.

Pretax Segment Margin or Pretax Income (Loss) Margin - A ratio representing pretax segment income (loss) or pretax income (loss) as a percentage of total net revenues.

Return on Allocated Equity - Calculated using net income (loss) subject to the quarterly effective tax rate excluding CIEs for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Ameriprise Financial Capital - Total Ameriprise Financial shareholders’ equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented from continuing operations excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs.

Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital from continuing operations ratios excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of consolidated investment entities.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisors, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

Fourth Quarter 2011

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

4 Qtr 2011

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management		Annuities		Corporate
					Market Impact on
	Securities	Securities	Integration	Securities	VA Guaranteed	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Living Benefits (3)	Gains/(Losses) (1)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	(4)	1	—	5	—	(1)	112
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	34
Total revenues	(4)	1	—	5	—	(1)	146
Banking and deposit interest expense	—	—	—	—	—	—	—
Total net revenues	(4)	1	—	5	—	(1)	146

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	152	—	—
Amortization of deferred acquisition costs	—	—	—	—	(61)	—	—
Interest and debt expense	—	—	—	—	—	—	73
General and administrative expense	—	—	21	—	—	—	28
Total expenses	—	—	21	—	91	—	101
Pretax segment income (loss)	(4)	1	(21)	5	(91)	(1)	45
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	45
Pretax segment gain (loss) attributable to Ameriprise Financial	$(4)	$1	$(21)	$5	$(91)	$(1)	$—

Included in Operating Earnings

	Asset Management	Annuities		Protection
			Market	Market
		Indexed Annuity Reserve	Impacts	Impacts
(in millions, unaudited)	CDO Gain (5)	Adjustment (6)	to DAC/DSIC (7)	to DAC/DSIC (7)
Revenues
Management and financial advice fees	$9	$—	$—	$—
Distribution fees	—	—	—	—
Net investment income	6	—	—	—
Premiums	—	—	—	—
Other revenues	—	—	—	—
Total revenues	15	—	—	—
Banking and deposit interest expense	—	—	—	—
Total net revenues	15	—	—	—

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	8	—	—
Benefits, claims, losses and settlement expenses	—	—	(4)	—
Amortization of deferred acquisition costs	—	—	(20)	(3)
Interest and debt expense	—	—	—	—
General and administrative expense	4	—	—	—
Total expenses	4	8	(24)	(3)
Pretax segment income (loss)	11	(8)	24	3
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$11	$(8)	$24	$3

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Non-recurring integration charges related to Columbia Management acquisition

(3)             Variable annuity guaranteed living benefit impacts include:

$162 million net expense related to hedged variable annuity living benefits

$71 million decrease in DAC and DSIC amortization resulting from hedged living benefits

(4)             Reflects revenues and expenses of Consolidated Investment Entities

(5)             Gain on liquidation of CDO

(6)             Adjustment in the liability for a closed book of indexed annuities

(7)             Decrease in DAC and DSIC amortization from higher than projected separate account growth

Ameriprise Financial, Inc.

Disclosed Items

3 Qtr 2011

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management		Annuities		Protection	Corporate
					Market Impact on
	Securities	Securities	Integration	Securities	VA Guaranteed	Securities	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Living Benefits (3)(9)	Gains/(Losses) (1)	Gains/(Losses) (1)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	(2)	2	—	(2)	—	(1)	1	(65)
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	22
Total revenues	(2)	2	—	(2)	—	(1)	1	(43)
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	(2)	2	—	(2)	—	(1)	1	(43)

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	(119)	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	63	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	47
General and administrative expense	—	—	24	—	—	—	—	15
Total expenses	—	—	24	—	(56)	—	—	62
Pretax segment income (loss)	(2)	2	(24)	(2)	56	(1)	1	(105)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—	(105)
Pretax segment gain (loss) attributable to Ameriprise Financial	$(2)	$2	$(24)	$(2)	$56	$(1)	$1	$—

Included in Operating Earnings

	Advice & Wealth Management	Asset Management	Annuities			Protection
				Market	Valuation	Market	Valuation	Auto & Home
	Structured Securities	Threadneedle	Structured Securities	Impacts	Assumptions &	Impacts	Assumptions &	Catastrophe
(in millions, unaudited)	Investment Income (5)	Project Costs (6)	Investment Income (5)	to DAC/DSIC (7)	Model Changes (8)(9)	to DAC/DSIC (7)	Model Changes (8)	Losses (10)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	6	—	37	—	—	—	—	—
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	(20)	—
Total revenues	6	—	37	—	—	—	(20)	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	6	—	37	—	—	—	(20)	—

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	1	9	(40)	—	(4)	23
Amortization of deferred acquisition costs	—	—	3	49	65	7	(2)	—
Interest and debt expense	—	—	—	—	—	—	—	—
General and administrative expense	—	10	—	—	—	—	—	—
Total expenses	—	10	4	58	25	7	(6)	23
Pretax segment income (loss)	6	(10)	33	(58)	(25)	(7)	(14)	(23)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$6	$(10)	$33	$(58)	$(25)	$(7)	$(14)	$(23)

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Non-recurring integration charges related to Columbia Management acquisition

(3)             Variable annuity guaranteed living benefit impacts include:

$130 million net benefit related to hedged variable annuity living benefits

$74 million increase in DAC and DSIC amortization resulting from hedged living benefits

(4)             Reflects revenues and expenses of Consolidated Investment Entities

(5)             Adjustment for additional bond discount amortization investment income related to prior periods resulting from revisions to the accounting classification of certain structured securities

(6)             Threadneedle project implementation costs primarily related to a new transfer agency agreement

(7)             Increase in DAC and DSIC amortization from lower than projected separate account growth

(8)             Net pretax impact of annual review/updating of valuation assumptions and model changes

(9)             $2 million expense attributable to annual review/updating of valuation assumptions and model changes is excluded from operating earnings and disclosed as part of the Market Impact on VA Guaranteed Living Benefits

(10)        Catastrophe losses related to storms

Ameriprise Financial, Inc.

Disclosed Items

2 Qtr 2011

Excluded from Operating Earnings

	Asset Management	Annuities		Protection	Corporate
			Market Impact on
	Integration	Securities	VA Guaranteed	Securities	Securities
(in millions, unaudited)	Charges (2)	Gains/(Losses) (1)	Living Benefits (3)	Gains/(Losses) (1)	Gains/(Losses) (1)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—
Net investment income	—	1	—	3	2	17
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	18
Total revenues	—	1	—	3	2	35
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	—	1	—	3	2	35

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	7	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	51
General and administrative expense	21	—	—	—	—	12
Total expenses	21	—	7	—	—	63
Pretax segment income (loss)	(21)	1	(7)	3	2	(28)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	(28)
Pretax segment gain (loss) attributable to Ameriprise Financial	$(21)	$1	$(7)	$3	$2	$—

Included in Operating Earnings

	Asset Management	Annuities	Protection		Corporate
		Market	Auto & Home	Auto & Home	Gain on
	Threadneedle	Impacts	Auto Liability	Catastrophe	Interest Rate
(in millions, unaudited)	Compensation (8)	to DAC/DSIC (5)	Reserves (9)	Losses (6)	Hedge (7)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	27
Total revenues	—	—	—	—	27
Banking and deposit interest expense	—	—	—	—	—
Total net revenues	—	—	—	—	27

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	10	15	—
Amortization of deferred acquisition costs	—	(3)	—	—	—
Interest and debt expense	—	—	—	—	—
General and administrative expense	7	—	—	—	—
Total expenses	7	(3)	10	15	—
Pretax segment income (loss)	(7)	3	(10)	(15)	27
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$(7)	$3	$(10)	$(15)	$27

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Non-recurring integration charges related to Columbia Management acquisition

(3)             Variable annuity guaranteed living benefit impacts include:

$6 million net expense related to hedged variable annuity living benefits

$1 million increase in DAC and DSIC amortization resulting from hedged living benefits

(4)             Reflects revenues and expenses of Consolidated Investment Entities

(5)             Decrease in DAC and DSIC amortization from higher than projected separate account growth

(6)             Catastrophe loss related to storms in April and May

(7)             Gain on interest rate hedge put in place in anticipation of issuing debt.  The company did not issue debt and recognized a gain.

(8)             Higher equity-based compensation at Threadneedle vs. a year ago

(9)             Higher auto liability reserves reflecting elevated reserve levels based on late 2010 experience

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2011

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management	Annuities		Protection	Corporate
				Market Impact on
	Securities	Integration	Securities	VA Guaranteed	Securities	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Living Benefits (3)	Gains/(Losses) (1)	Gains/(Losses) (1)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	1	—	(3)	—	1	2	27
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	20
Total revenues	1	—	(3)	—	1	2	47
Banking and deposit interest expense	—	—	—	—	—	—	—
Total net revenues	1	—	(3)	—	1	2	47

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	27	—	—	—
Amortization of deferred acquisition costs	—	—	—	(10)	—	—	—
Interest and debt expense	—	—	—	—	—	—	50
General and administrative expense	—	29	—	—	—	—	15
Total expenses	—	29	—	17	—	—	65
Pretax segment income (loss)	1	(29)	(3)	(17)	1	2	(18)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	(18)
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$(29)	$(3)	$(17)	$1	$2	$—

Included in Operating Earnings

	Asset Management		Annuities	Protection
		Threadneedle	Market	Market
	Threadneedle	FSA Regulatory	Impacts	Impacts
(in millions, unaudited)	Valuation (5)	Levy (6)	to DAC/DSIC (7)	to DAC/DSIC (7)
Revenues
Management and financial advice fees	$—	$—	$—	$—
Distribution fees	—	—	—	—
Net investment income	—	—	—	—
Premiums	—	—	—	—
Other revenues	—	—	—	—
Total revenues	—	—	—	—
Banking and deposit interest expense	—	—	—	—
Total net revenues	—	—	—	—

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	(3)	—
Amortization of deferred acquisition costs	—	—	(13)	(2)
Interest and debt expense	—	—	—	—
General and administrative expense	5	5	—	—
Total expenses	5	5	(16)	(2)
Pretax segment income (loss)	(5)	(5)	16	2
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$(5)	$(5)	$16	$2

(1)     Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)     Non-recurring integration charges related to Columbia Management acquisition

(3)     Variable annuity guaranteed living benefit impacts include:

$29 million net expense related to hedged variable annuity living benefits

$12 million decrease in DAC and DSIC amortization resulting from hedged living benefits offset

(4)     Reflects revenues and expenses of Consolidated Investment Entities

(5)     Impact related to Threadneedle’s estimated change in market valuation attributable to its employee incentive compensation program

(6)     Impact related to an industry-wide Financial Services Authority levy

(7)     Decrease in DAC and DSIC amortization from higher than projected separate account growth

Ameriprise Financial, Inc.

Disclosed Items

4 Qtr 2010

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management		Annuities		Protection	Corporate
					Market Impact on
	Securities	Securities	Integration	Securities	VA Guaranteed	Securities	Securities	Restructuring
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Living Benefits (3)	Gains/(Losses) (1)	Gains/(Losses) (1)	Charges (4)	CIEs (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—
Net investment income	1	1	—	3	—	(1)	15	—	24
Premiums	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—	13
Total revenues	1	1	—	3	—	(1)	15	—	37
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—
Total net revenues	1	1	—	3	—	(1)	15	—	37

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	72	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	(29)	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	51
General and administrative expense	—	—	24	—	—	—	—	4	12
Total expenses	—	—	24	—	43	—	—	4	63
Pretax segment income (loss)	1	1	(24)	3	(43)	(1)	15	(4)	(26)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—	—	(26)
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$1	$(24)	$3	$(43)	$(1)	$15	$(4)	$—

Included in Operating Earnings

	Asset Management	Annuities	Protection
	Hedge Fund	Market	Market	Auto Liability	Phoenix
	Performance	Impacts	Impacts	Reserve	Hail Storm
(in millions, unaudited)	Fees (6)	to DAC/DSIC (7)	to DAC/DSIC (7)	Increase (8)	Expense (9)
Revenues
Management and financial advice fees	$ *	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	—
Total revenues	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—
Total net revenues	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	(3)	—	16	11
Amortization of deferred acquisition costs	—	(20)	(3)	—	—
Interest and debt expense	—	—	—	—	—
General and administrative expense	*	—	—	—	—
Total expenses	—	(23)	(3)	16	11
Pretax segment income (loss)	22	23	3	(16)	(11)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$22	$23	$3	$(16)	$(11)

(1)     Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)     Non-recurring integration charges related to Columbia Management acquisition

(3)     Variable annuity guaranteed living benefit impacts include:

$78 million net expense related to hedged variable annuity living benefits

$35 million decrease in DAC and DSIC amortization resulting from hedged living benefits offset

(4)     Severance and related expenses for ending variable annuity distribution through non-Ameriprise distribution channels

(5)     Reflects revenues and expenses of Consolidated Investment Entities

(6)     The company has chosen not to disclose the gross revenue and expense amounts for competitive reasons, but instead has shown the net PTI impact

(7)     Decrease in DAC and DSIC amortization from higher than projected separate account growth

(8)     Reserve increase for higher auto liability claims in both the third and fourth quarters of 2010

(9)     Higher claims driven by a hail storm in the Phoenix area

Exhibit B

Statistical Supplement Package

(unaudited)

Fourth Quarter 2011

Reconciliation of GAAP Metrics to Operating Metrics

Ameriprise Financial, Inc.

Reconciliation of GAAP Segment Income Statements to Segment Operating Income Statements

Fourth Quarter 2011

						Year-to-Date
(in millions unless otherwise noted, unaudited)	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	2010	2011
Advice & Wealth Management Segment
Pretax operating earnings	$96	$99	$108	$116	$83	$322	$406
Reconciling items:
Net investment income
Realized gains (losses)	1	1	—	(2)	(4)	1	(5)
General and administrative expense
Integration and restructuring charges	—	—	—	—	—	(7)	—
Total reconciling items, before income taxes	1	1	—	(2)	(4)	(6)	(5)
Pretax segment income	$97	$100	$108	$114	$79	$316	$401

Asset Management Segment
Pretax operating earnings	$163	$136	$146	$119	$127	$410	$528
Reconciling items:
Net investment income
Realized gains (losses)	1	—	—	2	1	3	3
General and administrative expense
Integration and restructuring charges	(24)	(29)	(21)	(24)	(21)	(95)	(95)
Total reconciling items, before income taxes	(23)	(29)	(21)	(22)	(20)	(92)	(92)
Pretax segment income	$140	$107	$125	$97	$107	$318	$436

Annuities Segment
Pretax operating earnings	$171	$174	$149	$82	$174	$664	$579
Reconciling items:
Net investment income
Realized gains (losses)	3	(3)	1	(2)	5	9	1
Benefits, claims, losses and settlement expenses
Market impact on VA guaranteed living benefits	(72)	(27)	(7)	119	(152)	(9)	(67)
Amortization of deferred acquisition costs
Market impact on VA guaranteed living benefits	29	10	—	(63)	61	(16)	8
Total reconciling items, before income taxes	(40)	(20)	(6)	54	(86)	(16)	(58)
Pretax segment income	$131	$154	$143	$136	$88	$648	$521

Protection Segment
Pretax operating earnings	$84	$106	$87	$65	$109	$402	$367
Reconciling items:
Net investment income
Realized gains (losses)	(1)	1	3	(1)	—	1	3
Total reconciling items, before income taxes	(1)	1	3	(1)	—	1	3
Pretax segment income	$83	$107	$90	$64	$109	$403	$370

Ameriprise Financial, Inc.

Reconciliation of GAAP Segment Income Statements to Segment Operating Income Statements

Fourth Quarter 2011

						Year-to-Date
(in millions unless otherwise noted, unaudited)	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	2010	2011
Corporate Segment
Pretax operating loss	$(68)	$(65)	$(41)	$(60)	$(75)	$(224)	$(241)
Reconciling items:
Net investment income
Net investment income attributable to the CIEs	24	27	17	(65)	112	275	91
Realized gains (losses)	15	2	2	1	(1)	19	4
Other revenues
Other revenues attributable to the CIEs	13	20	18	22	34	125	94
Interest and debt expense
Interest and debt expense attributable to the CIEs	(51)	(50)	(51)	(47)	(73)	(181)	(221)
General and administrative expense
Integration and restructuring charges	(4)	—	—	—	—	(9)	—
General and administrative expense attributable to the CIEs	(12)	(15)	(12)	(15)	(28)	(56)	(70)
Total reconciling items, before income taxes	(15)	(16)	(26)	(104)	44	173	(102)
Pretax segment loss	$(83)	$(81)	$(67)	$(164)	$(31)	$(51)	$(343)

Eliminations
Pretax operating earnings	$—	$—	$—	$—	$—	$—	$—
Reconciling items:
Management and financial advice fees
Management fees earned by the Company from the CIEs	(10)	(10)	(10)	(9)	(20)	(38)	(49)
General and administrative expense
General and administrative expense attributable to the CIEs	10	10	10	9	20	38	49
Total reconciling items, before income taxes	—	—	—	—	—	—	—
Pretax segment income	$—	$—	$—	$—	$—	$—	$—

Ameriprise Financial, Inc.

Reconciliation of GAAP Metrics to Operating Metrics

Fourth Quarter 2011

						Year-to-Date
(in millions unless otherwise noted, unaudited)	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	2010	2011
Total net revenues	$2,558	$2,532	$2,623	$2,455	$2,582	$9,512	$10,192
Less CIEs	27	37	25	(52)	126	362	136
Plus Realized (gains) losses	(19)	(1)	(6)	2	(1)	(33)	(6)
Operating total net revenues	$2,512	$2,494	$2,592	$2,509	$2,455	$9,117	$10,050

Pretax income (2)	$368	$387	$399	$247	$352	$1,634	$1,385
Less CIEs	(26)	(18)	(28)	(105)	45	163	(106)
Pretax earnings excluding CIEs	394	405	427	352	307	1,471	1,491
Less income tax provision	88	93	114	81	67	350	355
Plus income (loss) from discontinued operations, net of tax	(26)	(71)	(4)	2	13	(24)	(60)
Net income attributable to Ameriprise Financial	280	241	309	273	253	1,097	1,076
Integration/restructuring charges net of tax (1)	20	19	14	15	14	73	62
Market impact on variable annuity guaranteed living benefits net of tax (1)	27	11	5	(37)	59	16	38
Realized (gains) losses net of tax (1)	(13)	(1)	(4)	2	(1)	(22)	(4)
Less income (loss) from discontinued operations, net of tax	(26)	(71)	(4)	2	13	(24)	(60)
Operating earnings	$340	$341	$328	$251	$312	$1,188	$1,232

Pretax income (2)	$368	$387	$399	$247	$352	$1,634	$1,385
Less CIEs	(26)	(18)	(28)	(105)	45	163	(106)
Pretax earnings excluding CIEs	394	405	427	352	307	1,471	1,491
Integration/restructuring charges	28	29	21	24	21	111	95
Market impact on variable annuity guaranteed living benefits	43	17	7	(56)	91	25	59
Realized (gains) losses	(19)	(1)	(6)	2	(1)	(33)	(6)
Pretax operating earnings	$446	$450	$449	$322	$418	$1,574	$1,639

Margin	10.9%	9.5%	11.8%	11.1%	9.8%	11.5%	10.6%
Pretax operating margin	17.8%	18.0%	17.3%	12.8%	17.0%	17.3%	16.3%
Operating margin	13.5%	13.7%	12.7%	10.0%	12.7%	13.0%	12.3%

Weighted average common shares outstanding
Basic	252.7	251.6	245.5	238.0	230.6	257.4	241.4
Diluted	258.9	257.7	251.0	242.0	234.5	262.3	246.3

Basic earnings per share	$1.21	$1.24	$1.28	$1.14	$1.04	$4.36	$4.71
Earnings per diluted share	$1.18	$1.21	$1.25	$1.12	$1.02	$4.27	$4.61

Basic operating earnings per share	$1.35	$1.36	$1.34	$1.05	$1.35	$4.62	$5.10
Operating earnings per diluted share	$1.31	$1.32	$1.31	$1.04	$1.33	$4.53	$5.00

(1)  Calculated using the statutory tax rate of 35%.

(2)  Represents income from continuing operations before income tax provision (benefit)

Ameriprise Financial, Inc.

Reconciliation of GAAP Metrics to Operating Metrics

Fourth Quarter 2011

(in millions unless otherwise noted, unaudited)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Long-term Debt Summary
Senior notes	$2,003	$1,990	$2,024	$2,098	$2,099
Junior subordinated notes	308	308	308	306	294
Non-recourse debt for inverse floaters	6	—	—	—	—
Total Ameriprise Financial long-term debt	2,317	2,298	2,332	2,404	2,393
Less non-recourse debt for inverse floaters	6	—	—	—	—
Less fair value of hedges and unamortized discount	53	40	74	148	149
Total Ameriprise Financial long-term debt excluding non-recourse debt for inverse floaters, fair value of hedges and unamortized discount	$2,258	$2,258	$2,258	$2,256	$2,244

Total equity	$11,285	$11,189	$11,228	$10,987	$11,023
Less noncontrolling interests	560	638	680	716	706
Total Ameriprise Financial shareholders’ equity	10,725	10,551	10,548	10,271	10,317
Less equity of consolidated investment entities	529	501	464	347	402
Less assets and liabilities held for sale	94	(24)	(28)	105	—
Total Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs	$10,102	$10,074	$10,112	$9,819	$9,915

Total Ameriprise Financial long-term debt	$2,317	$2,298	$2,332	$2,404	$2,393
Total Ameriprise Financial shareholders’ equity	10,725	10,551	10,548	10,271	10,317
Total Ameriprise Financial capital	13,042	12,849	12,880	12,675	12,710
Less non-recourse debt for inverse floaters	6	—	—	—	—
Less equity of consolidated investment entities	529	501	464	347	402
Less assets and liabilities held for sale	94	(24)	(28)	105	—
Less fair value of hedges and unamortized discount	53	40	74	148	149
Total Ameriprise Financial capital from continuing operations excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters, and equity of CIEs	$12,360	$12,332	$12,370	$12,075	$12,159

Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	17.8%	17.9%	18.1%	19.0%	18.8%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital from continuing operations excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs	18.3%	18.3%	18.3%	18.7%	18.5%

Ameriprise Financial shareholders’ equity	$10,725	$10,551	$10,548	$10,271	$10,317
AOCI	565	542	633	636	638
Appropriated retained earnings of CIEs	558	530	494	380	428
AOCI attributable to CIEs	29	29	30	33	26
Assets and liabilities held for sale	94	(24)	(28)	105	—

Ameriprise Financial shareholders’ equity	$10,725	$10,551	$10,548	$10,271	$10,317
Less assets and liabilities held for sale	94	(24)	(28)	105	—
Less AOCI	565	542	633	636	638
Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI	$10,066	$10,033	$9,943	$9,530	$9,679

Ameriprise Financial shareholders’ equity	$10,725	$10,551	$10,548	$10,271	$10,317
Less assets and liabilities held for sale	94	(24)	(28)	105	—
Less appropriated retained earnings of CIEs	558	530	494	380	428
Plus AOCI attributable to CIEs	29	29	30	33	26
Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs	$10,102	$10,074	$10,112	$9,819	$9,915

Ameriprise Financial shareholders’ equity	$10,725	$10,551	$10,548	$10,271	$10,317
Less assets and liabilities held for sale	94	(24)	(28)	105	—
Less appropriated retained earnings of CIEs	558	530	494	380	428
Less AOCI	565	542	633	636	638
Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI	$9,508	$9,503	$9,449	$9,150	$9,251